Exhibit 99.2

Supplemental Operating and Financial Data

THIRD QUARTER: SEPTEMBER 30, 2013

This Supplemental Operating and Financial Data package is not an offer to sell or solicitation to buy securities of Digital Realty Trust, Inc. Any offers to sell or solicitations to buy securities of Digital Realty Trust, Inc. shall be made only by means of a prospectus approved for that purpose.

DIGITAL REALTY TRUST, INC.

Third Quarter 2013

DIGITAL REALTY TRUST, INC.

Third Quarter 2013

Statement Regarding Forward-Looking Statements

This supplemental package contains forward-looking statements within the meaning of the federal securities laws, including information related to trends, leasing expectations, weighted average lease terms, the exercise of lease extensions, lease expirations, debt maturities, annualized rent at expiration of leases, the effect new leases and increases in rental rates will have on our rental revenue, our credit ratings, construction and development activity, projected construction costs and other forward-looking financial data. Such statements are based on management’s beliefs and assumptions made based on information currently available to management. Such statements are subject to risks, uncertainties and assumptions and are not guarantees of future performance and may be affected by known and unknown risks, trends, uncertainties and factors that are beyond our control. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected. Some of the risks and uncertainties that may cause our actual results, performance or achievements to differ materially from those expressed or implied by forward-looking statements include, among others, the following:

•	the impact of the recent deterioration in global economic, credit and market conditions, including the downgrade of the U.S. government’s credit rating;

•	current local economic conditions in our geographic markets;

•	decreases in information technology spending, including as a result of economic slowdowns or recession;

•	adverse economic or real estate developments in our industry or the industry sectors that we sell to (including risks relating to decreasing real estate valuations and impairment charges);

•	our dependence upon significant tenants;

•	bankruptcy or insolvency of a major tenant or a significant number of smaller tenants;

•	defaults on or non-renewal of leases by tenants;

•	our failure to obtain necessary debt and equity financing;

•	increased interest rates and operating costs;

•	risks associated with using debt to fund our business activities, including re-financing and interest rate risks, our failure to repay debt when due, adverse changes in our credit ratings or our breach of covenants or other terms contained in our loan facilities and agreements;

•	financial market fluctuations;

•	changes in foreign currency exchange rates;

•	our inability to manage our growth effectively;

•	difficulty acquiring or operating properties in foreign jurisdictions;

•	our failure to successfully integrate and operate acquired or developed properties or businesses;

•	the suitability of our properties and data center infrastructure, delays or disruptions in connectivity, failure of our physical infrastructure or services or availability of power;

•	risks related to joint venture investments, including as a result of our lack of control of such investments;

•	delays or unexpected costs in development of properties;

•	decreased rental rates or increased vacancy rates;

•	increased competition or available supply of data center space;

•	our inability to successfully develop and lease new properties and space held for development;

•	difficulties in identifying properties to acquire and completing acquisitions;

•	our inability to acquire off-market properties;

•	our inability to comply with the rules and regulations applicable to reporting companies;

•	our failure to maintain our status as a REIT;

•	possible adverse changes to tax laws;

•	restrictions on our ability to engage in certain business activities;

•	environmental uncertainties and risks related to natural disasters;

•	losses in excess of our insurance coverage;

•	changes in foreign laws and regulations, including those related to taxation and real estate ownership and operation; and

•	changes in local, state and federal regulatory requirements, including changes in real estate and zoning laws and increases in real property tax rates.

The risks included here are not exhaustive, and additional factors could adversely affect our business and financial performance. We discussed a number of additional material risks in our annual report on Form 10-K for the year ended December 31, 2012, and other filings with the Securities and Exchange Commission. Those risks continue to be relevant to our performance and financial condition. Moreover, we operate in a very competitive and rapidly changing environment. New risk factors emerge from time to time and it is not possible for management to predict all such risk factors, nor can it assess the impact of all such risk factors on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. We expressly disclaim any responsibility to update forward-looking statements, whether as a result of new information, future events or otherwise.

DIGITAL REALTY TRUST, INC.

Third Quarter 2013

Corporate Information

Corporate Profile

Digital Realty Trust, Inc. owns, acquires, develops and manages technology-related real estate. The Company is focused on providing datacenter solutions for domestic and international tenants across a variety of industry verticals ranging from financial services, cloud and information technology services, to manufacturing, energy, healthcare, and consumer products. As of September 30, 2013, the Company’s 130 properties, including ten properties held as investments in unconsolidated managed joint ventures and two properties held as investments in unconsolidated non-managed joint ventures, contain applications and operations critical to the day-to-day operations of technology industry tenants and corporate enterprise datacenter tenants. Comprising approximately 21.0 million net rentable square feet, excluding approximately 2.8 million square feet of space held for development, Digital Realty’s portfolio is located throughout North America, Europe, Asia and Australia. For additional information, please visit the Company’s website at www.digitalrealty.com.

Corporate Headquarters

Four Embarcadero Center, Suite 3200

San Francisco, California 94111

Telephone: (415) 738-6500

Facsimile: (415) 738-6501

Web site: www.digitalrealty.com

Senior Management

Michael F. Foust: Chief Executive Officer

A. William Stein: Chief Financial Officer and Chief Investment Officer

Scott E. Peterson: Chief Acquisitions Officer

David J. Caron: Senior Vice President, Portfolio Management

Matthew Miszewski: Senior Vice President, Sales

Investor Relations

To request an Investor Relations package or be added to our e-mail distribution list, please visit our website:

www.digitalrealty.com        (Proceed to Information Request in the Investor Relations section)

Analyst Coverage

Baird	Bank of America Merrill Lynch	Barclays Capital	Canaccord Genuity	Cantor Fitzgerald	Citigroup	Deutsche Bank
Dave Rodgers	James Feldman	Ross Smotrich	Greg Miller	David Toti	Michael Bilerman	Vincent Chao
(216) 737-7341	(646) 855-5808	(212) 526-2306	(212) 389-8128	(212) 915-1219	(212) 816-1685	(212) 250-6799

	Stephen Douglas		Eric Z. Chu	Evan Smith	Emmanuel Korchman
	(646) 855-2615		(212) 389-8129	(212) 915-1220	(212) 816-1382

Evercore	Green Street	ISI	Jefferies	JMP Securities	KeyBanc Capital Markets	Macquarie
Johnathan Schildkraut	John Bejjani	Steve Sakwa	Omotayo Okusanya	William C. Marks	Jordan Sadler	Rob Stevenson
(212) 497-0864	(949) 640-8780	(212) 446-9462	(212) 336-7076	(415) 835-8944	(917) 368-2280	(212) 231-8068

Robert Gutman	Michael Knott	George Auerbach		Mitch Germain	Craig Mailman
(212) 497-0877	(949) 640-8780	(212) 446-9459		(212) 906-3546	(917) 368-2316

MLV & Co.	Morgan Stanley	Raymond James	RBC Capital Markets	Stifel Nicolaus	UBS
Jonathan M. Petersen	Paul Morgan	Paul D. Puryear	Jonathan Atkin	Todd Weller	Ross Nussbaum
(646) 556-9185	(415) 576-2627	(727) 567-2253	(415) 633-8589	(443) 224-1305	(212) 713-2484

	Vance Edelson	William A. Crow		Ben Lowe	Gabriel Hilmoe
	(212) 761-0078	(727) 567-2594		(443) 224-1264	(212) 713-3876

This Supplemental Operating and Financial Data package supplements the information provided in our quarterly and annual reports filed with the Securities and Exchange Commission. Additional information about us and our properties is also available at our website www.digitalrealty.com.

DIGITAL REALTY TRUST, INC.

Third Quarter 2013

Corporate Information

Stock Listing Information

The stock of Digital Realty Trust, Inc. is traded primarily on the New York Stock Exchange under the following symbols:

Common Stock:		DLR
Series E Preferred Stock:		DLRPRE
Series F Preferred Stock:		DLRPRF
Series G Preferred Stock:		DLRPRG

Note that symbols may vary by stock quote provider.

Credit Ratings

Standard & Poors
Corporate Credit Rating	BBB	(Stable Outlook)
Preferred Stock	BB+

Moody’s
Issuer Rating	Baa2	(Stable Outlook)
Preferred Stock	Baa3

Fitch
Issuer Default Rating	BBB	(Stable Outlook)
Preferred Stock	BB+

These credit ratings may not reflect the potential impact of risks relating to the structure or trading of the Company’s securities and are provided solely for informational purposes. Credit ratings are not recommendations to buy, sell or hold any security, and may be revised or withdrawn at any time by the issuing organization in its sole discretion. The Company does not undertake any obligation to maintain the ratings or to advise of any change in ratings. Each agency’s rating should be evaluated independently of any other agency’s rating. An explanation of the significance of the ratings may be obtained from each of the rating agencies.

Common Stock Price Performance

The following summarizes recent activity of Digital Realty’s common stock (DLR):

	3rd Quarter 2013	2nd Quarter 2013	1st Quarter 2013	4th Quarter 2012	3rd Quarter 2012	2nd Quarter 2012	1st Quarter 2012
High Price *	$65.43	$74.00	$72.92	$70.16	$80.59	$76.04	$74.04
Low Price *	$50.98	$56.02	$62.75	$59.25	$66.70	$67.84	$65.00
Closing Price, end of quarter *	$53.10	$61.00	$66.91	$67.89	$69.85	$75.07	$73.97
Average daily trading volume *	1,571,339	1,680,636	1,420,527	1,389,261	1,215,760	1,073,521	1,026,947
Indicated dividend per common share **	$3.12	$3.12	$3.12	$2.92	$2.92	$2.92	$2.92
Closing annual dividend yield, end of quarter	5.9%	5.1%	4.7%	4.3%	4.2%	3.9%	3.9%
Closing shares and units outstanding, end of quarter ***	131,421,001	131,418,758	131,410,505	127,992,183	127,887,458	115,050,528	112,215,683
Closing market value of shares and units outstanding (thousands), end of quarter	$6,978,455	$8,016,544	$8,792,677	$8,689,389	$8,932,939	$8,636,843	$8,300,594

*	New York Stock Exchange trades only.
**	On an annualized basis.
***	As of September 30, 2013, the total number of shares and units includes 128,438,970 common stock, 1,500,814 common units held by third parties and 1,481,217 common units, vested and unvested long-term incentive units and vested class C units held by officers and directors, and excludes all unexercised common stock options and all shares potentially issuable upon exchange of our 5.50% exchangeable senior debentures due 2029 or upon conversion of our series E, series F and series G cumulative redeemable preferred stock upon certain change of control transactions.

This Supplemental Operating and Financial Data package supplements the information provided in our quarterly and annual reports filed with the Securities and Exchange Commission. Additional information about us and our properties is also available at our website www.digitalrealty.com.

DIGITAL REALTY TRUST, INC.

Third Quarter 2013

Ownership Structure

As of September 30, 2013

Series E / F / G Redeemable Preferred Stockholders
Common Stockholders
Digital Realty Trust, Inc. (the REIT)
Third-Party Contributor
97.7% Common General Partnership Interest
100% Series E/F/G Preferred Partnership Interest
1.2% Limited Partnership Interest
Directors, Executive Officers and Others
Digital Realty Trust, L.P. (our operating partnership)
1.1% Limited Partnership Interest [1]
100%
Digital Services, Inc. (taxable REIT subsidiary)
Properties

Partner	# of Units (2)	% Ownership
Digital Realty Trust, Inc.	128,438,970	97.7%
Cambay Tele.com, LLC (3)	1,500,814	1.2%
Directors, Executive Officers and Others	1,481,217	1.1%

Total	131,421,001	100.0%

(1)	Reflects limited partnership interests held by our officers and directors in the form of common units, vested and unvested long-term incentive units and vested class C units and excludes all unexercised common stock options.
(2)	The total number of units includes 128,438,970 common units, 1,500,814 common units held by third parties and 1,481,217 common units, vested and unvested long-term incentive units and vested class C units held by officers and directors, and excludes all unexercised common stock options and all shares potentially issuable upon exchange of our 5.50% exchangeable senior debentures due 2029 or upon conversion of our series E, series F and series G cumulative redeemable preferred stock upon certain change of control transactions.
(3)	This third-party contributor received the common units (along with cash and our operating partnership’s assumption of debt) in exchange for their interests in 200 Paul Avenue 1-4, 1100 Space Park Drive, the eXchange colocation business and other specified assets and liabilities. Includes 403,913 common units held by the members of Cambay Tele.com, LLC.

DIGITAL REALTY TRUST, INC.

Third Quarter 2013

Key Quarterly Financial Data

(Unaudited and dollars in thousands, except per share data)

	30-Sep-13		30-Jun-13		31-Mar-13		31-Dec-12		30-Sep-12		30-Jun-12		31-Mar-12
Shares and Units at End of Quarter
Common shares outstanding	128,438,970		128,421,888		128,413,791		125,140,783		123,261,390		110,268,388		107,342,049
Common units outstanding	2,982,031		2,996,870		2,996,714		2,851,400		4,626,068		4,782,140		4,873,634

Total shares and operating partnership units	131,421,001		131,418,758		131,410,505		127,992,183		127,887,458		115,050,528		112,215,683

Enterprise Value
Market value of common equity (1)	$6,978,455		$8,016,544		$8,792,677		$8,689,389		$8,932,939		$8,636,843		$8,300,594
Liquidation value of preferred equity	720,000		720,000		470,000		593,413		597,447		644,096		590,081
Total debt at balance sheet carrying value	4,780,397		4,698,248		4,682,124		4,278,565		4,080,073		3,400,212		3,271,848

Total enterprise value	$12,478,852		$13,434,792		$13,944,801		$13,561,367		$13,610,459		$12,681,151		$12,162,523

Total debt/Total enterprise value	38.3%		35.0%		33.6%		31.5%		30.0%		26.8%		26.9%
Selected Balance Sheet Data
Investments in real estate (before depreciation)	$9,576,467		$9,335,886		$9,011,433		$8,809,153		$8,430,710		$6,828,926		$6,511,710
Total assets	9,426,041		9,184,859		8,971,492		8,819,214		8,512,598		6,717,113		6,418,061
Total liabilities	5,745,472		5,601,589		5,589,544		5,320,830		4,985,042		3,978,929		3,785,077
Selected Operating Data
Total operating revenues	$379,456		$363,502		$358,370		$349,736		$342,479		$303,704		$283,148
Total operating expenses	294,279		263,508		259,784		255,098		245,404		215,255		197,232
Interest expense	47,742		47,583		48,078		40,350		41,047		37,681		38,030
Net income	153,480		59,621		51,681		55,895		56,921		53,968		49,263
Net income available to common stockholders	138,872		47,077		42,657		44,815		45,615		42,021		39,211
Financial Ratios
EBITDA (2)	$308,868		$211,238		$203,561		$192,893		$189,212		$170,211		$161,957
Adjusted EBITDA (3)	$217,577		$223,782		$212,585		$203,973		$200,518		$182,158		$172,009
Cash interest expense (4)	$68,020		$35,563		$56,163		$30,311		$54,517		$27,447		$53,876
Fixed charges (5)	$82,894		$50,735		$68,113		$43,829		$67,919		$42,646		$66,477
Debt service coverage ratio (6)	3.2	x	6.3	x	3.8	x	6.7	x	3.7	x	6.6	x	3.2	x
Fixed charge coverage ratio (7)	2.6	x	4.4	x	3.1	x	4.7	x	3.0	x	4.3	x	2.6	x
Profitability Measures
Net income per common share—basic	$1.08		$0.37		$0.34		$0.36		$0.37		$0.38		$0.37
Net income per common share—diluted	$1.06		$0.37		$0.34		$0.36		$0.37		$0.38		$0.36
Funds From Operations (FFO) per diluted share and unit (8)	$1.10		$1.22		$1.16		$1.16		$1.13		$1.09		$1.06
Adjusted Funds From Operations (AFFO) per diluted share and unit (9)	$0.92		$0.95		$0.92		$0.88		$0.88		$0.86		$0.86
Dividends per share and common unit	$0.78		$0.78		$0.78		$0.73		$0.73		$0.73		$0.73
Diluted FFO payout ratio (10)	71.0%		64.1%		67.5%		63.0%		64.8%		67.1%		69.1%
Diluted AFFO payout ratio (9) (11)	84.7%		82.1%		85.2%		82.6%		82.6%		85.4%		84.6%
Portfolio Statistics
Buildings (12)	188		187		178		171		164		158		152
Properties (12)	130		129		127		122		115		110		107
Net rentable square feet, excluding development space (12)	21,033,398		20,948,042		20,606,509		19,889,396		19,322,704		18,282,226		17,629,567
Square feet held for development (13)	2,817,984		2,798,241		2,588,034		2,427,257		2,242,204		2,177,144		2,189,203
Occupancy at end of quarter (14)	93.0%		93.1%		94.0%		94.4%		94.2%		93.5%		94.8%
Weighted average remaining lease term (years) (15)	6.9		7.1		6.9		6.9		7.0		7.0		7.0
Same store occupancy at end of quarter (14) (16)	91.8%		92.3%		93.1%		93.7%		94.2%		93.2%		94.6%

(1)	The market value of common equity is based on the closing stock price at the end of the quarter and assumes 100% redemption of the limited partnership units in our operating partnership, including common units and vested and unvested long-term incentive units (including vested class C units), for shares of our common stock. Excludes shares issuable with respect to stock options that have been granted but have not yet been exercised, and also excludes all shares potentially issuable upon exchange of our 5.50% exchangeable senior debentures due 2029 or upon conversion of our series E, series F and series G cumulative redeemable preferred stock upon certain change of control transactions.
(2)	EBITDA is calculated as earnings before interest, taxes, depreciation and amortization. For a discussion of EBITDA, see page 35. For a reconciliation of net income available to common stockholders to EBITDA, see page 12.
(3)	Adjusted EBITDA is EBITDA adjusted for straight-line rent expense adjustment attributable to prior periods, gain on contribution of properties to unconsolidated joint venture, preferred dividends and non-controlling interests. For a discussion of Adjusted EBITDA, see page 35. For a reconciliation of net income available to common stockholders to Adjusted EBITDA, see page 12.
(4)	Cash interest expense is interest expense per our statement of operations less amortization of debt discount and deferred financing fees and includes interest that we capitalized. For a reconciliation of GAAP interest expense to cash interest expense, see page 12.
(5)	Fixed charges consist of cash interest expense, scheduled debt principal payments and preferred dividends.
(6)	Debt service coverage ratio is Adjusted EBITDA divided by cash interest expense.
(7)	Fixed charge coverage ratio is Adjusted EBITDA divided by fixed charges.
(8)	For a definition and discussion of FFO, see page 35. For a reconciliation of net income available to common stockholders to FFO, see page 10.
(9)	All periods presented include internal leasing commissions, the amounts of which have historically been included in capitalized leasing commissions and were previously excluded from recurring capital expenditures. For a definition and discussion of AFFO, see page 35. For a reconciliation of FFO to AFFO, see page 11.
(10)	Diluted FFO payout ratio is dividends declared per common share and unit divided by diluted FFO per share and unit.
(11)	Diluted AFFO payout ratio is dividends declared per common share and unit divided by diluted AFFO per share and unit.
(12)	Includes properties held as investments in unconsolidated joint ventures.
(13)	Development space requires significant capital investment in order to develop data center facilities that are ready for use. Most often this is shell space. However, in certain circumstances this may include partially built datacenter space that was not completed by previous ownership and requires a large capital investment in order to build out the space.
(14)	Occupancy and same store occupancy exclude space held for development and non-managed properties held as investments in unconsolidated joint ventures. For some of our properties, we calculate occupancy based on factors in addition to contractually leased square feet, including available power, required support space and common area.
(15)	Weighted average remaining lease term excludes renewal options and is weighted by net rentable square feet.
(16)	Same store properties were acquired before December 31, 2011.

DIGITAL REALTY TRUST, INC.

Third Quarter 2013

Consolidated Balance Sheets

(Dollars in thousands, except per share data)

	September 30, 2013	December 31, 2012
ASSETS	(unaudited )
Investments in real estate
Land	$684,644	$661,058
Acquired ground leases	14,355	13,658
Buildings and improvements	8,357,786	7,662,973
Tenant improvements	466,616	404,830

Investments in real estate	9,523,401	8,742,519
Accumulated depreciation and amortization	(1,459,055)	(1,206,017)

Net investments in properties	8,064,346	7,536,502
Land held for sale	11,015	—
Investment in unconsolidated joint ventures	53,066	66,634

Net investments in real estate	8,128,427	7,603,136
Cash and cash equivalents	55,118	56,281
Accounts and other receivables, net of allowance for doubtful accounts of $5,269 and $3,609 as of September 30, 2013 and December 31, 2012, respectively	191,715	168,286
Deferred rent	369,979	321,715
Acquired above market leases, net	54,446	65,055
Acquired in place lease value and deferred leasing costs, net	484,445	495,205
Deferred financing costs, net	39,132	30,621
Restricted cash	42,457	44,050
Other assets	60,322	34,865

Total Assets	$9,426,041	$8,819,214

LIABILITIES AND EQUITY
Global revolving credit facility	$498,082	$723,729
Unsecured term loan	950,205	757,839
Unsecured senior notes, net of discount	2,382,059	1,738,221
Exchangeable senior debentures	266,400	266,400
Mortgage loans, net of premiums	683,651	792,376
Accounts payable and other accrued liabilities	652,720	646,427
Accrued dividends and distributions	—	93,434
Acquired below market leases, net	133,625	148,233
Security deposits and prepaid rents	178,730	154,171

Total Liabilities	5,745,472	5,320,830

Commitments and contingencies	—	—
EQUITY:
Stockholders’ equity:
Preferred Stock: $0.01 par value per share, 70,000,000 shares authorized:
Series D Cumulative Convertible Preferred Stock, 5.500%, $0 and $123,413 liquidation preference, respectively ($25.00 per share), 0 and 4,936,505 shares issued and outstanding as of September 30, 2013 and December 31, 2012, respectively	—	119,348
Series E Cumulative Redeemable Preferred Stock, 7.000%, $287,500 and $287,500 liquidation preference, respectively ($25.00 per share), 11,500,000 and 11,500,000 shares issued and outstanding as of September 30, 2013 and December 31, 2012, respectively	277,172	277,172
Series F Cumulative Redeemable Preferred Stock, 6.625%, $182,500 and $182,500 liquidation preference, respectively ($25.00 per share), 7,300,000 and 7,300,000 shares issued and outstanding as of September 30, 2013 and December 31, 2012, respectively	176,191	176,191
Series G Cumulative Redeemable Preferred Stock, 5.875%, $250,000 and $0 liquidation preference, respectively ($25.00 per share), 10,000,000 and 0 shares issued and outstanding as of September 30, 2013 and December 31, 2012, respectively	241,511	—
Common Stock: $0.01 par value per share, 215,000,000 shares authorized, 128,438,970 and 125,140,783 shares issued and outstanding as of September 30, 2013 and December 31, 2012, respectively	1,279	1,247
Additional paid-in capital	3,685,668	3,562,642
Dividends in excess of earnings	(728,012)	(656,104)
Accumulated other comprehensive income, net	(10,327)	(12,191)

Total stockholders’ equity	3,643,482	3,468,305

Noncontrolling interests:
Noncontrolling interest in operating partnership	30,264	24,135
Noncontrolling interest in consolidated joint ventures	6,823	5,944

Total noncontrolling interests	37,087	30,079

Total Equity	3,680,569	3,498,384

Total Liabilities and Equity	$9,426,041	$8,819,214

DIGITAL REALTY TRUST, INC.

Third Quarter 2013

Consolidated Quarterly Statements of Operations

(unaudited and in thousands, except share and per share data)

	Three Months Ended
	30-Sep-13	30-Jun-13	31-Mar-13	31-Dec-12	30-Sep-12	30-Jun-12	31-Mar-12
Rental	$290,712	$285,953	$281,399	$272,906	$260,052	$234,923	$222,834
Tenant reimbursements—Utilities	59,936	54,397	51,245	50,085	56,126	41,931	37,378
Tenant reimbursements—Other	28,123	22,284	24,672	25,062	22,752	18,491	20,484
Construction management	671	728	806	1,525	2,497	1,954	2,452
Other	14	140	248	158	1,052	6,405	—

Total operating revenues	379,456	363,502	358,370	349,736	342,479	303,704	283,148

Utilities	65,055	57,142	53,972	53,040	58,866	43,622	39,352
Rental property operating	28,460	26,911	29,180	25,044	25,914	24,065	19,768
Repairs and maintenance	24,788	22,283	23,628	28,011	21,880	19,889	20,725
Non-cash straight-line rent expense adjustment	9,988	—	—	—	—	—	—
Property taxes	26,074	19,374	21,042	19,682	17,982	15,769	16,042
Insurance	2,144	2,238	2,205	2,647	2,463	2,260	2,230
Construction management	51	294	384	184	623	596	193
Depreciation and amortization	121,198	115,867	111,623	107,718	101,840	89,000	83,995
General and administrative	16,275	17,891	15,951	13,441	14,409	15,109	14,250
Transactions	243	1,491	1,763	5,331	504	4,608	677
Other	3	17	36	—	923	337	—

Total operating expenses	294,279	263,508	259,784	255,098	245,404	215,255	197,232

Operating income	85,177	99,994	98,586	94,638	97,075	88,449	85,916
Equity in earnings of unconsolidated joint ventures	2,174	2,330	2,335	1,733	1,520	3,493	1,389
Gain on insurance settlement	—	5,597	—	—	—	—	—
Gain on contribution of properties to unconsolidated joint venture	115,054	—	—	—	—	—	—
Interest and other income	(127)	(6)	41	(116)	83	1,216	709
Interest expense	(47,742)	(47,583)	(48,078)	(40,350)	(41,047)	(37,681)	(38,030)
Tax expense	(352)	(210)	(1,203)	(10)	(710)	(1,206)	(721)
Loss from early extinguishment of debt	(704)	(501)	—	—	—	(303)	—

Net income	153,480	59,621	51,681	55,895	56,921	53,968	49,263
Net income attributable to noncontrolling interests	(2,882)	(1,145)	(970)	(1,329)	(1,529)	(1,634)	(1,221)

Net income attributable to Digital Realty Trust, Inc.	150,598	58,476	50,711	54,566	55,392	52,334	48,042
Preferred stock dividends	(11,726)	(11,399)	(8,054)	(9,751)	(9,777)	(10,313)	(8,831)

Net income available to common stockholders	$138,872	$47,077	$42,657	$44,815	$45,615	$42,021	$39,211

Net income per share available to common stockholders—basic	$1.08	$0.37	$0.34	$0.36	$0.37	$0.38	$0.37
Net income per share available to common stockholders—diluted	$1.06	$0.37	$0.34	$0.36	$0.37	$0.38	$0.36
Weighted-average shares outstanding—basic	128,427,444	128,419,745	126,445,285	123,824,957	122,026,421	109,761,017	107,099,856
Weighted-average shares outstanding—diluted	135,301,765	128,623,076	126,738,339	124,145,590	122,353,511	110,166,082	107,584,856
Weighted-average fully diluted shares and units	137,851,514	131,177,283	129,181,095	127,835,847	126,569,841	114,505,563	111,917,822

DIGITAL REALTY TRUST, INC.

Third Quarter 2013

Funds From Operations (FFO)

(unaudited and in thousands, except per share data)

	Three Months Ended
	30-Sep-13	30-Jun-13	31-Mar-13	31-Dec-12	30-Sep-12	30-Jun-12	31-Mar-12
Reconciliation of net income available to common stockholders to FFO (Note):
Net income available to common stockholders	$138,872	$47,077	$42,657	$44,815	$45,615	$42,021	$39,211
Adjustments:
Noncontrolling interests in operating partnership	2,757	936	824	1,336	1,574	1,661	1,586
Real estate related depreciation and amortization (1)	120,006	114,913	110,690	106,797	100,994	88,186	82,993
Real estate related depreciation and amortization related to investment in unconsolidated joint ventures	788	797	833	727	710	866	905
Gain on contribution of properties to unconsolidated joint venture	(115,054)	—	—	—	—	—	—
Gain on sale of assets held in unconsolidated joint venture	—	—	—	—	—	(2,325)	—

FFO available to common stockholders and unitholders	$147,369	$163,723	$155,004	$153,675	$148,893	$130,409	$124,695

FFO per share and unit:
Basic	$1.13	$1.25	$1.20	$1.21	$1.18	$1.14	$1.12
Diluted (2)	$1.10	$1.22	$1.16	$1.16	$1.13	$1.09	$1.06

Weighted-average shares and units outstanding—basic	130,977	130,974	128,888	127,515	126,243	114,100	111,433
Weighted-average shares and units outstanding—diluted (2)	137,851	137,787	137,680	137,510	137,304	125,824	125,482
(1) Real estate related depreciation and amortization was computed as follows:
Depreciation and amortization per income statement	$121,198	$115,867	$111,623	$107,718	$101,840	$89,000	$83,995
Non-real estate depreciation	(1,192)	(954)	(933)	(921)	(846)	(814)	(1,002)

	$120,006	$114,913	$110,690	$106,797	$100,994	$88,186	$82,993

(2)    For the three months ended September 30, 2013, we have excluded the effect of dilutive series E, series F and series G preferred stock, as applicable, that may be converted upon the occurrence of specified change in control transactions as described in the articles supplementary governing the series E, series F and series G preferred stock, as applicable, which we consider highly improbable; if included, the dilutive effect for the three months ended September 30, 2013 would be 12,734. In addition, we had a balance of $266,400 of 5.50% exchangeable senior debentures due 2029 that were exchangeable for 6,684 common shares on a weighted average basis for the three months ended September 30, 2013. See below for calculations of diluted FFO available to common stockholders and unitholders and weighted average common stock and units outstanding.

FFO available to common stockholders and unitholders	$147,369	$163,723	$155,004	$153,675	$148,893	$130,409	$124,695
Add: Series C convertible preferred dividends	—	—	—	—	—	—	1,402
Add: Series D convertible preferred dividends	—	—	—	1,697	1,723	2,394	2,398
Add: 5.50% exchangeable senior debentures interest expense	4,050	4,050	4,050	4,050	4,050	4,050	4,050

FFO available to common stockholders and unitholders — diluted	$151,419	$167,773	$159,054	$159,422	$154,666	$136,853	$132,545

Weighted average common stock and units outstanding	130,977	130,974	128,888	127,515	126,243	114,100	111,433
Add: Effect of dilutive securities (excl. series C & D convert. preferred stock & 5.50% debentures)	190	203	293	321	327	405	485
Add: Effect of dilutive series C convertible preferred stock	—	—	—	—	—	489	2,785
Add: Effect of dilutive series D convertible preferred stock	—	—	1,909	3,143	4,219	4,374	4,337
Add: Effect of dilutive 5.50% exchangeable senior debentures	6,684	6,610	6,590	6,531	6,515	6,456	6,442

Weighted average common stock and units outstanding — diluted	137,851	137,787	137,680	137,510	137,304	125,824	125,482

Note: For a definition and discussion of FFO, see page 35.

DIGITAL REALTY TRUST, INC.

Third Quarter 2013

Adjusted Funds From Operations (AFFO)

(Unaudited and in thousands)

	Three Months Ended
	30-Sep-13	30-Jun-13	31-Mar-13		31-Dec-12	30-Sep-12	30-Jun-12	31-Mar-12
Reconcillation of FFO to AFFO (Note):
FFO available to common stockholders and unitholders	$147,369	$163,723	$155,004		$153,675	$148,893	$130,409	$124,695
Adjustments:
Non-real estate depreciation	1,192	954	933		921	846	814	1,002
Amortization of deferred financing costs	2,831	2,471	2,431		2,359	2,328	1,799	2,214
Amortization of debt discount	418	418	605		340	260	250	247
Non-cash compensation	3,647	3,580	2,888		2,709	2,741	3,775	3,407
Loss from early extinguishment of debt	704	501	—		—	—	303	—
Straight-line rents	(19,661)	(19,892)	(21,169)		(20,004)	(20,221)	(19,649)	(15,902)
Non-cash straight-line rent expense adjustment	9,988	—	—		—	—	—	—
Above and below market rent amortization	(2,746)	(3,041)	(3,045)		(2,819)	(2,333)	(2,871)	(2,239)
Change in fair value of contingent consideration (3)	(943)	(370)	1,300		(1,051)	—	—	—
Capitalized leasing compensation	(4,924)	(4,786)	(5,053	)(5)	(4,008)	(3,847)	(3,334)	(3,913)
Recurring capital expenditures (4)	(12,895)	(13,429)	(9,860)		(14,432)	(11,015)	(9,229)	(6,754)
Capitalized internal leasing commissions	(2,077)	(3,331)	(2,025)		(1,877)	(2,040)	(1,100)	(2,284)

AFFO available to common stockholders and unitholders	$122,903	$126,798	$122,009		$115,813	$115,612	$101,167	$100,473

(3)	Relates to earn-out contingency in connection with Sentrum Portfolio acquisition.
(4)	For a definition, see page 31.
(5)	Corrects understated amount in previously reported capitalized leasing compensation.

Note: For a definition and discussion of AFFO, see page 35. For a reconciliation of net income available to common stockholders to FFO, see above table.

DIGITAL REALTY TRUST, INC.

Third Quarter 2013

Reconciliation of Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) (1)

(unaudited and in thousands)

	Three Months Ended
	30-Sep-13	30-Jun-13	31-Mar-13	31-Dec-12	30-Sep-12	30-Jun-12	31-Mar-12
Net income available to common stockholders	$138,872	$47,077	$42,657	$44,815	$45,615	$42,021	$39,211
Interest	47,742	47,583	48,078	40,350	41,047	37,681	38,030
Loss from early extinguishment of debt	704	501	—	—	—	303	—
Taxes	352	210	1,203	10	710	1,206	721
Depreciation and amortization	121,198	115,867	111,623	107,718	101,840	89,000	83,995

EBITDA	308,868	211,238	203,561	192,893	189,212	170,211	161,957
Straight-line rent expense adjustment attributable to prior periods	9,155	—	—	—	—	—	—
Gain on contribution of properties to unconsolidated joint venture	(115,054)	—	—	—	—	—	—
Noncontrolling interests	2,882	1,145	970	1,329	1,529	1,634	1,221
Preferred stock dividends	11,726	11,399	8,054	9,751	9,777	10,313	8,831

Adjusted EBITDA	$217,577	$223,782	$212,585	$203,973	$200,518	$182,158	$172,009

(1)	For the definition and discussion of EBITDA and Adjusted EBITDA, see page 35. EBITDA and Adjusted EBITDA for the three months ended June 30, 2012 include a gain on sale of 700 / 750 Central Expressway, held through an unconsolidated joint venture, of approximately $2.3 million. Excluding this gain, EBITDA and Adjusted EBITDA would have been $167.9 million and $179.9 million, respectively, for three months ended June 30, 2012.

Financial Ratios

(unaudited and in thousands)

	30-Sep-13		30-Jun-13		31-Mar-13		31-Dec-12		30-Sep-12		30-Jun-12		31-Mar-12
Total GAAP interest expense	$47,742		$47,583		$48,078		$40,350		$41,047		$37,681		$38,030
Capitalized interest	6,882		6,617		5,343		7,833		4,496		4,602		4,526
Change in accrued interest and other non-cash amounts	13,396		(18,637)		2,742		(17,872)		8,974		(14,836)		11,320

Cash interest expense (a)	68,020		35,563		56,163		30,311		54,517		27,447		53,876
Scheduled debt principal payments and preferred dividends	14,874		15,172		11,950		13,518		13,402		15,199		12,601

Total fixed charges (b)	$82,894		$50,735		$68,113		$43,829		$67,919		$42,646		$66,477

Debt service coverage ratio based on GAAP interest expense (c)	4.6	x	4.7	x	4.4	x	5.1	x	4.9	x	4.8	x	4.5	x
Debt service coverage ratio based on cash interest expense (d)	3.2	x	6.3	x	3.8	x	6.7	x	3.7	x	6.6	x	3.2	x
Fixed charge coverage ratio based on GAAP interest expense (e)	3.5	x	3.6	x	3.5	x	3.8	x	3.7	x	3.4	x	3.4	x
Fixed charge coverage ratio based on cash interest expense (f)	2.6	x	4.4	x	3.1	x	4.7	x	3.0	x	4.3	x	2.6	x
Debt to total enterprise value including debt and preferred equity (g)	38.3%		35.0%		33.6%		31.5%		30.0%		26.8%		26.9%
Debt plus preferred stock to total enterprise value including debt and preferred equity (h)	44.1%		40.3%		36.9%		35.9%		34.4%		31.9%		31.8%
Pre-tax income to interest expense (i)	4.2	x	2.3	x	2.1	x	2.4	x	2.4	x	2.4	x	2.3	x
Net Debt to Adjusted EBITDA (j)	5.4	x	5.2	x	5.5	x	5.2	x	5.0	x	4.6	x	4.7	x

(a)	Cash interest expense is interest expense less amortization of debt discount and deferred financing fees and includes interest that we capitalized. We consider cash interest expense to be a useful measure of interest as it excludes non-cash based interest expense.
(b)	Fixed charges consist of cash interest expense, scheduled debt principal payments and preferred dividends.
(c)	Adjusted EBITDA divided by GAAP interest expense.
(d)	Adjusted EBITDA divided by cash interest expense.
(e)	Adjusted EBITDA divided by the sum of GAAP interest expense, scheduled debt principal payments and preferred dividends.
(f)	Adjusted EBITDA divided by fixed charges.
(g)	Mortgage debt and other loans divided by mortgage debt and other loans plus the liquidation value of preferred stock and the market value of outstanding common stock and operating partnership units, assuming the redemption of operating partnership units for shares of our common stock.
(h)	Same as (g), except numerator includes preferred stock.
(i)	Calculated as net income, adding back interest expense and divided by GAAP interest expense.
(j)	Calculated as total debt at balance sheet carrying value (see page 7) less unrestricted cash and cash equivalents divided by the product of Adjusted EBITDA multiplied by four.

DIGITAL REALTY TRUST, INC.

Third Quarter 2013

Same Store and New Properties Consolidated Quarterly Statements of Operations

(unaudited and in thousands)

	Three Months Ended
Same store (1)	30-Sep-13	30-Jun-13	31-Mar-13	31-Dec-12	30-Sep-12	30-Jun-12	31-Mar-12
Operating Revenues:
Rental	$244,617	$241,528	$238,957	$231,214	$226,583	$223,059	$215,125
Tenant reimbursements—Utilities	51,075	44,600	42,525	41,736	47,127	40,726	36,879
Tenant reimbursements—Other	20,022	17,014	18,955	18,718	18,326	17,415	19,015
Construction management (2)	—	—	—	—	—	—	—
Other	14	—	248	158	1,052	6,405	—

Total operating revenues	315,728	303,142	300,685	291,826	293,088	287,605	271,019

Operating Expenses:
Utilities	55,620	47,186	45,032	44,633	50,080	42,468	38,854
Rental property operating	25,795	24,318	25,234	23,216	23,686	23,307	19,297
Repairs and maintenance	22,351	20,143	21,457	25,664	20,558	19,615	20,654
Non-cash straight-line rent expense adjustment	9,988	—	—	—	—	—	—
Property taxes	21,397	16,045	17,787	16,455	15,781	14,622	15,231
Insurance	1,778	1,869	1,952	2,142	1,994	2,061	2,037
Construction management (2)	—	—	—	—	—	—	—
Depreciation and amortization	99,499	96,857	94,075	89,881	87,186	84,841	81,246
General and administrative (3)	16,275	17,891	15,951	13,441	14,409	15,109	14,250
Transactions (4)	—	—	—	—	—	—	—
Other	3	17	36	—	923	337	—

Total operating expenses	252,706	224,326	221,524	215,432	214,617	202,360	191,569

Operating income	63,022	78,816	79,161	76,394	78,471	85,245	79,450
Other Income (Expenses):
Equity in earnings of unconsolidated joint ventures	2,321	2,346	2,346	1,743	1,531	3,493	1,389
Gain on insurance settlement	—	5,597	—	—	—	—	—
Gain on contribution of properties to unconsolidated joint venture	—	—	—	—	—	—	—
Interest and other income	(120)	(21)	39	(118)	(53)	1,263	774
Interest expense	(40,425)	(40,486)	(42,007)	(38,383)	(39,208)	(37,643)	(38,030)
Tax expense	99	162	(827)	320	(583)	(1,079)	(594)
Loss from early extinguishment of debt	(704)	(501)	—	—	—	(303)	—

Net income	$24,193	$45,913	$38,712	$39,956	$40,158	$50,976	$42,989

New properties/Managed Joint Venture (1)
Operating Revenues:
Rental	$46,095	$44,425	$42,442	$41,692	$33,469	$11,864	$7,709
Tenant reimbursements—Utilities	8,861	9,797	8,720	8,349	8,999	1,205	499
Tenant reimbursements—Other	8,101	5,270	5,717	6,344	4,426	1,076	1,469
Construction management (2)	671	728	806	1,525	2,497	1,954	2,452
Other	—	140	—	—	—	—	—

Total operating revenues	63,728	60,360	57,685	57,910	49,391	16,099	12,129

Operating Expenses:
Utilities	9,435	9,956	8,940	8,407	8,786	1,154	498
Rental property operating	2,665	2,593	3,946	1,828	2,228	758	471
Repairs and maintenance	2,437	2,140	2,171	2,347	1,322	274	71
Non-cash straight-line rent expense adjustment	—	—	—	—	—	—	—
Property taxes	4,677	3,329	3,255	3,227	2,201	1,147	811
Insurance	366	369	253	505	469	199	193
Construction management (2)	51	294	384	184	623	596	193
Depreciation and amortization	21,699	19,010	17,548	17,837	14,654	4,159	2,749
General and administrative (3)	—	—	—	—	—	—	—
Transactions (4)	243	1,491	1,763	5,331	504	4,608	677
Other	—	—	—	—	—	—	—

Total operating expenses	41,573	39,182	38,260	39,666	30,787	12,895	5,663

Operating income	22,155	21,178	19,425	18,244	18,604	3,204	6,466
Other Income (Expenses):
Equity in earnings of unconsolidated joint ventures	(147)	(16)	(11)	(10)	(11)	—	—
Gain on insurance settlement	—	—	—	—	—	—	—
Gain on contribution of properties to unconsolidated joint venture	115,054	—	—	—	—	—	—
Interest and other income	(7)	15	2	2	136	(47)	(65)
Interest expense	(7,317)	(7,097)	(6,071)	(1,967)	(1,839)	(38)	—
Tax expense	(451)	(372)	(376)	(330)	(127)	(127)	(127)

Loss from early extinguishment of debt	—	—	—	—	—	—	—
Net Income	$129,287	$13,708	$12,969	$15,939	$16,763	$2,992	$6,274

(1)	Same store properties are properties that were acquired on or before December 31, 2011 and new properties are properties acquired after December 31, 2011.
(2)	Construction management revenues and expenses are included entirely in new properties as they are not allocable to specific properties.
(3)	General and administrative expenses are included entirely in same store properties as they are not allocable to specific properties.
(4)	Transaction expenses are included entirely in new properties as they are not allocable to specific properties.

Note: Managed unconsolidated joint ventures excluded from same store in all periods.

DIGITAL REALTY TRUST, INC.

Third Quarter 2013

Same Store Operating Trend Summary

(unaudited and in thousands)

	Three Months Ended
Same store (1)	30-Sep-13	30-Jun-13	Percentage Change	30-Sep-12	Percentage Change
Rental	$244,617	$241,528	1.3%	$226,583	8.0%
Tenant reimbursements—Utilities	51,075	44,600	14.5%	47,127	8.4%
Tenant reimbursements—Other	20,022	17,014	17.7%	18,326	9.3%

	315,714	303,142	4.1%	292,036	8.1%
Utilities	55,620	47,186	17.9%	50,080	11.1%
Rental property operating	25,795	24,318	6.1%	23,686	8.9%
Repairs and maintenance	22,351	20,143	11.0%	20,558	8.7%
Non-cash straight-line rent expense adjustment	9,988	—	0.0%	—	0.0%
Property taxes	21,397	16,045	33.4%	15,781	35.6%
Insurance	1,778	1,869	(4.9%)	1,994	(10.8%)

	136,929	109,561	25.0%	112,099	22.2%

Net Operating Income (2)	$178,785	$193,581	(7.6%)	$179,937	(0.6%)

Same store straight-line rent	15,931	17,061	(6.6%)	18,357	(13.2%)
Non-cash straight-line rent expense adjustment	(9,988)	—	0.0%	—	0.0%
Above and below market rent	1,816	2,114	(14.1%)	1,902	(4.5%)

Cash Net Operating Income (3)	$171,026	$174,406	(1.9%)	$159,678	7.1%

Same store occupancy at end of quarter (4)	91.8%	92.3%	(0.5%)	94.2%	(2.5%)

(1)	Same store properties were acquired on or before December 31, 2011.
(2)	For a definition and discussion of Net Operating Income, see page 35.
(3)	For a definition and discussion of Cash Net Operating Income, see page 35.
(4)	Occupancy excludes space held for development. For some of our properties, we calculate occupancy based on factors in addition to contractually leased square feet, including available power, required support space and common area.

Note: Managed joint ventures excluded from same store in all periods.

DIGITAL REALTY TRUST, INC.

Third Quarter 2013

Consolidated Debt Analysis

(unaudited, in thousands)

	Maturity Date	Principal Balance as of September 30, 2013	% of Debt	Interest Rate as of September 30, 2013	Interest Rate as of September 30, 2013 including swaps
Global Revolving Credit Facility:
Global revolving credit facility	November 2, 2018 (1)	498,082	10.4%	1.66%

		$498,082	10.4%
Unsecured term loan:
Unsecured term loan	April 16, 2018 (1)	950,205	19.9%	1.68%	2.02%

		$950,205	19.9%
Unsecured senior notes:
Prudential Shelf Facility:
Series B	November 5, 2013	33,000	0.7%	9.32%
Series C	January 6, 2016	25,000	0.5%	9.68%
Series D	January 20, 2015	50,000	1.0%	4.57%
Series E	January 20, 2017	50,000	1.0%	5.73%
Series F	February 3, 2015	17,000	0.4%	4.50%

Total Prudential Shelf Facility		$175,000	3.6%
Senior Notes:
4.50% notes due 2015	July 15, 2015	375,000	7.8%	4.50%
5.875% notes due 2020	February 1, 2020	500,000	10.5%	5.88%
5.25% notes due 2021	March 15, 2021	400,000	8.4%	5.25%
3.625% notes due 2022	October 1, 2022	300,000	6.3%	3.63%
4.25% notes due 2025	January 17, 2025	647,440	13.5%	4.25%
Unamortized discounts		(15,381)	-0.3%

Total senior notes		$2,207,059	46.2%

Total unsecured senior notes		$2,382,059	49.8%
Exchangeable senior debentures:
5.50% exchangeable senior debentures due 2029	April 15, 2029	266,400	5.6%	5.50%

Total exchangeable senior debentures		$266,400	5.6%
Mortgage loans:
Gyroscoopweg 2E-2F	October 18, 2013(2)	8,598	0.2%	1.68%	5.49%
360 Spear Street	November 8, 2013	45,850	1.0%	6.32%
Mundells Roundabout	November 30, 2013	69,317	1.5%	1.71%	4.18%
Cressex 1	October 16, 2014	28,066	0.6%	5.68%
Manchester Technopark	October 16, 2014	8,538	0.2%	5.68%
Secured Term Debt	November 11, 2014	133,744	2.8%	5.65%
200 Paul Avenue 1-4	October 8, 2015	71,210	1.5%	5.74%
8025 North Interstate 35	March 6, 2016	6,377	0.1%	4.09%
600 West Seventh Street	March 15, 2016	49,964	1.0%	5.80%
34551 Ardenwood Boulevard 1-4	November 11, 2016	52,349	1.1%	5.95%
2334 Lundy Place	November 11, 2016	38,074	0.8%	5.96%
1100 Space Park Drive	December 11, 2016	52,315	1.1%	5.89%
2045 & 2055 LaFayette Street	February 6, 2017	63,880	1.3%	5.93%
150 South First Street	February 6, 2017	50,287	1.0%	6.30%
731 East Trade Street	July 1, 2020	4,269	0.1%	8.22%
Unamortized net premiums		813	0.0%

Total mortgage loans		$683,651	14.3%

Total Consolidated Debt		$4,780,397	100.0%

Weighted average cost of debt (including interest rate swaps)					4.13%

(1)	Assumes all extensions will be exercised.
(2)	Mortgage loan paid in full in October 2013.

Global Revolving Credit Facility

(in thousands)

	Maximum Available as of September 30, 2013	Available as of September 30, 2013 (3)	Drawn as of September 30, 2013
Global Revolving Credit Facility	$2,000,000	$1,481,624	$498,082
(3) Net of letters of credit issued

DIGITAL REALTY TRUST, INC.

Third Quarter 2013

Debt Maturities

(unaudited, in thousands)

		Interest Rate as of September 30, 2013	2013	2014	2015	2016	2017	Thereafter	Total
Unsecured term loan:
Unsecured term loan	(1)	1.68%	$—	$—	$—	$—	$—	$950,205	$950,205
Global revolving credit facility:
Global revolving credit facility	(1)	1.66%	—	—	—	—	—	498,082	498,082
Series Notes:
4.25% notes due 2025		4.25%	—	—	—	—	—	647,440	647,440
5.875% notes due 2020		5.88%	—	—	—	—	—	500,000	500,000
5.25% notes due 2021		5.25%	—	—	—	—	—	400,000	400,000
4.50% notes due 2015		4.50%	—	—	375,000	—	—	—	375,000
3.625% notes due 2022		3.63%	—	—	—	—	—	300,000	300,000

Total senior notes:			—	—	375,000	—	—	1,847,440	2,222,440
Exchangeable senior debenture:
5.50% exchangeable senior debentures due 2029	(2)	5.50%	—	266,400	—	—	—	—	266,400
Prudential shelf facility senior notes:
Series D		4.57%	—	—	50,000	—	—	—	50,000
Series E		5.73%	—	—	—	—	50,000	—	50,000
Series B		9.32%	33,000	—	—	—	—	—	33,000
Series C		9.68%	—	—	—	25,000	—	—	25,000
Series F		4.50%	—	—	17,000	—	—	—	17,000

Total prudential shelf facility senior notes:			33,000	—	67,000	25,000	50,000	—	175,000
Mortgage loans:
Secured Term Debt	(3)	5.65%	778	132,966	—	—	—	—	133,744
200 Paul Avenue 1-4		5.74%	496	2,048	68,666	—	—	—	71,210
Mundells Roundabout		1.71%	69,317	—	—	—	—	—	69,317
2045 & 2055 LaFayette Street		5.93%	257	1,060	1,125	1,195	60,243	—	63,880
34551 Ardenwood Boulevard 1-4		5.95%	198	812	862	50,477	—	—	52,349
1100 Space Park Drive		5.89%	200	821	871	50,423	—	—	52,315
150 South First Street		6.30%	190	781	832	878	47,606	—	50,287
600 West Seventh Street		5.80%	416	1,723	1,825	46,000	—	—	49,964
360 Spear Street		6.32%	45,850	—	—	—	—	—	45,850
2334 Lundy Place		5.96%	144	590	626	36,714	—	—	38,074
Cressex 1		5.68%	124	27,942	—	—	—	—	28,066
Gyroscoopweg 2E-2F	(4)	1.68%	8,598	—	—	—	—	—	8,598
Manchester Technopark		5.68%	38	8,500	—	—	—	—	8,538
8025 North Interstate 35		4.09%	63	257	268	5,789	—	—	6,377
731 East Trade Street		8.22%	82	350	418	503	546	2,370	4,269

Total mortgage loans:			126,751	177,850	75,493	191,979	108,395	2,370	682,838

Total Debt:			$159,751	$444,250	$517,493	$216,979	$158,395	$3,298,097	$4,794,965

Weighted Average Term to Initial Maturity	(2)			5.0 Years
Weighted Average Term to Initial Maturity (assuming exercise of extension options)	(2)			5.3 Years

(1)	Assumes all extensions will be exercised.
(2)	Assumes maturity of 5.50% exchangeable senior debentures due 2029 at first redemption date in April 2014.
(3)	This amount represents six mortgage loans secured by our interests in 36 NE 2nd Street, 3300 East Birch Street, 100 & 200 Quannapowitt Parkway, 300 Boulevard East, 4849 Alpha Road, and 11830 Webb Chapel Road. Each of these loans is cross-collateralized by the six properties.
(4)	Mortgage loan paid in full in October 2013.

Note: Total excludes $813 of loan premiums, net and ($4,646), ($5,974), ($436), ($713), and ($3,612) of debt discount on 4.25% unsecured senior notes due 2025, 5.875% unsecured senior notes due 2020, 4.50% unsecured senior notes due 2015, 5.25% unsecured senior notes due 2021, and 3.625% unsecured senior notes due 2022, respectively.

DIGITAL REALTY TRUST, INC.

Third Quarter 2013

Debt Analysis & Covenant Compliance

(unaudited)

Debt Covenant Ratios (1):	As of September 30, 2013
	4.50% Notes due 2015, 5.875% Notes due 2020 & 5.25% Notes due 2021		3.625% Notes due 2022 & 4.250% Notes due 2025	Global Revolving Credit Facility
	Required	Actual	Actual	Required	Actual
Total Outstanding Debt / Total Assets (2)	Less than 60%	45%	39%	Less than 60%(3)	38%
Secured Debt / Total Assets (4)	Less than 40%	6%	6%	Less than 40%	6%
Total Unencumbered Assets / Unsecured Debt	Greater than 150%	226%	260%		N/A
Consolidated EBITDA / Interest Expense (5)	Greater than 1.50x	3.7 x	3.7 x		N/A
Fixed Charge Coverage		N/A	N/A	Greater than 1.50x	3.7 x
Unsecured Debt / Total Unencumbered Asset Value (6)		N/A	N/A	Less than 60%	43%
Unencumbered Assets Debt Service Coverage Ratio		N/A	N/A	Greater than 1.50x	4.6 x

(1)	For a definition of the capitalized terms used in the table above and related footnotes, please refer to: the Indenture dated January 28, 2010, which governs the 5.875% Notes due 2020; the Indenture dated July 8, 2010, which governs the 4.50% Notes due 2015; the Indenture and Supplemental Indenture No. 1 dated March 8, 2011, which governs the 5.25% Notes due 2021; the Indenture and Supplemental Indenture No. 1 dated September 24, 2012, which governs the 3.625% Notes due 2022; the Indenture dated January 18, 2013, which governs the 4.250% Notes due 2025; and the Global Senior Credit Agreement dated as of August 15, 2013, which are or will be filed as exhibits to our reports filed with the Securities and Exchange Commission.
(2)	This ratio is referred to as the Leverage Ratio, defined as Consolidated Debt / Total Asset Value, under the Global Revolving Credit Facility. Under the 4.50% Notes due 2015, 5.875% Notes due 2020, and 5.25% Notes due 2021, Total Assets is calculated using Consolidated EBITDA capped at 9.0%. Under the 3.625% Notes due 2022 and 4.250% Notes due 2025, Total Assets is calculated using Consolidated EBITDA capped at 8.25%. Under the Global Revolving Credit Facility, Total Asset Value is calculated using Adjusted Net Operating Income capped at 8.00% for Data Center Assets and 7.50% for Other Assets.
(3)	The Company has the right to maintain a Leverage Ratio of greater than 60.0% but less than or equal to 65.0% for up to four consecutive fiscal quarters during the term of the Facility following an acquisition of one or more Assets for a purchase price and other consideration in an amount not less than 5% of Total Asset Value.
(4)	This ratio is referred to as the Secured Debt Leverage Ratio, defined as Secured Debt / Total Asset Value, under the Global Revolving Credit Facility.
(5)	Calculated as current quarter annualized Consolidated EBITDA to current quarter annualized Interest Expense (including capitalized interest and debt discounts).
(6)	Assets must satisfy certain conditions to qualify for inclusion as an Unencumbered Asset under the Global Revolving Credit Facility.

DIGITAL REALTY TRUST, INC.

Third Quarter 2013

Portfolio Summary (1)

As of September 30, 2013

	9/30/2013	6/30/2013
Number of Properties:
Domestic	90	98 (2)
International	28	28
Unconsolidated Joint Ventures: Managed	10	1
Unconsolidated Joint Ventures: Non-Managed	2	2

	130	129
Number of Buildings:
Domestic	142	152
International	32	32
Unconsolidated Joint Ventures: Managed	12	1
Unconsolidated Joint Ventures: Non-Managed	2	2

	188	187
Number of Markets:
Domestic	20	20
International	11	10
Unconsolidated Joint Ventures: Managed	1	1
Unconsolidated Joint Ventures: Non-Managed	1	1

	33	32
Net Rentable Square Feet: (3)
Domestic	16,705,106	17,685,861
International	2,816,450	2,814,782
Unconsolidated Joint Ventures: Managed	1,060,473	0
Unconsolidated Joint Ventures: Non-Managed	451,369	447,399

	21,033,398	20,948,042
Space Held for Development Square Feet:
Domestic	2,425,699	2,404,288
International	392,285	393,953
Unconsolidated Joint Ventures: Managed	0	0
Unconsolidated Joint Ventures: Non-Managed	0	0

	2,817,984	2,798,241
Portfolio Occupancy (4)	93.0%	93.1%
DLR Share Occupancy (4)(5)	92.7%	93.1%
Same Store Pool Occupancy (4)	91.8%	92.3%

(1)	Includes ten properties held in our managed portfolio of unconsolidated joint ventures consisting of 4650 Old Ironsides Drive, Santa Clara, CA, 2950 Zanker Road, San Jose, CA, 4700 Old Ironsides Drive, Santa Clara, CA, 444 Toyama Drive, Sunnyvale, CA, 43790 Devin Shafron Drive—E, Ashburn, VA, 21551 Beaumeade Circle, Ashburn, VA, 7505 Mason King Court, Manassas, VA, 14901 FAA Boulevard, Fort Worth, TX, 900 Dorothy Drive, Richardson, TX and 33 Chun Choi Street, Hong Kong; and two unconsolidated non-managed joint ventures: 2001 Sixth Avenue, Seattle and 2020 Fifth Avenue, Seattle.
(2)	43790 Devin Shafron Drive—E & 21551 Beaumeade Circle are included in the property count because they were separately contributed to our managed unconsolidated joint venture. Not included in prior quarter.
(3)	We estimate the total net rentable square feet available for lease based on a number of factors in addition to contractually leased square feet, including available power, required support space and common area.
(4)	Occupancy excludes space held for development and our two unconsolidated joint ventures that we do not manage. For some of our properties, we calculate occupancy based on factors in addition to contractually leased square feet, including available power, required support space and common area.
(5)	Represents consolidated portfolio plus our managed portfolio of unconsolidated joint ventures based on our ownership percentage.

DIGITAL REALTY TRUST, INC.

Third Quarter 2013

Properties Acquired

For the three months ended September 30, 2013

Property		Metropolitan Area	Date Acquired	Purchase Price (in millions)		Net Rentable Square Feet (1)	Space Held For Development	Percentage of Total Net Rentable Square Feet Occupied (2)
Saito Industrial Park (Land)	(3)	Osaka, Japan	Aug-13	$9.6	(4)	—	—	0.0%
Principal Park (Land)	(5)	London, England	Sep-13	$19.2	(4)	—	—	0.0%
De President Business Park (Land)	(6)	Amsterdam, Netherlands	Sep-13	$6.7	(4)	—	—	0.0%

				$35.5		—	—	0.0%

(1)	We estimate the total net rentable square feet available for lease based on a number of factors in addition to contractually leased square feet, including available power, required support space and common area.
(2)	Occupancy percentages are calculated net of square footage of space held for development.
(3)	3.7 acre land site.
(4)	Purchase price in USD is based on the exchange rate on the date of acquisition.
(5)	11.4 acre land site.
(6)	5.4 acre land site.

DIGITAL REALTY TRUST, INC.

Third Quarter 2013

Occupancy Analysis

As of September 30, 2013

(Dollar amounts in thousands)

							Occupancy (3)		Net Rentable Square Feet as a % of	Annualized Rent as a % of
Property		Acquisition Date	Property Type	Net Rentable Square Feet (1)	Space Held for Development	Annualized Rent ($000) (2)	As of 9/30/13	As of 6/30/13	Total Portfolio	Total Portfolio
NORTH AMERICA
Northern Virginia
43881 Devin Shafron Drive		Mar-07	Data Center	180,000	—	19,097	100.0%	100.0%	0.9%	1.7%
43915 Devin Shafron Drive—A		May-09	Data Center	129,033	3,247	16,365	100.0%	100.0%	0.6	1.5
43940 Digital Loudoun Plaza—G		Apr-11	Data Center	133,816	—	13,189	100.0%	100.0%	0.6	1.2
43830 Devin Shafron Drive—F		May-09	Data Center	101,300	11,950	11,662	93.9%	67.8%	0.5	1.1
43791 Devin Shafron Drive—D		Mar-07	Data Center	134,741	259	10,449	100.0%	76.0%	0.6	0.9
4050 Lafayette Center Drive		Jul-10	Data Center	42,374	—	6,855	99.0%	99.0%	0.2	0.6
4030 Lafayette Center Drive		Jul-10	Data Center	72,696	—	5,887	100.0%	100.0%	0.3	0.5
45901 & 45845 Nokes Blvd		Dec-09	Data Center	167,160	—	4,751	100.0%	100.0%	0.8	0.4
44470 Chilum Place		Feb-07	Data Center	95,440	—	4,419	100.0%	100.0%	0.5	0.4
21110 Ridgetop Circle		Jan-07	Data Center	135,513	—	2,993	100.0%	100.0%	0.6	0.3
21561 & 21571 Beaumeade Circle		Dec-09	Data Center	164,453	—	2,931	100.0%	100.0%	0.8	0.3
1506 Moran Road		Dec-11	Data Center	78,295	—	2,371	100.0%	100.0%	0.4	0.2
1807 Michael Faraday Court		Oct-06	Data Center	19,237	—	1,892	100.0%	100.0%	0.1	0.2
251 Exchange Place		Nov-05	Data Center	70,982	—	1,689	100.0%	100.0%	0.3	0.2
43831 Devin Shafron Drive—C		Mar-07	Data Center	117,071	—	1,573	100.0%	100.0%	0.6	0.2
8100 Boone Boulevard		Oct-06	Data Center	17,015	—	529	14.9%	14.9%	0.1	0.0
4040 Lafayette Center Drive		Jul-10	Data Center	—	30,333	—	N/A	N/A	0.0	0.0

				1,659,126	45,789	106,652	98.7%	95.1%	7.9%	9.7%
Dallas
2323 Bryan Street		Jan-02	Internet Gateway	453,539	23,568	15,582	77.7%	77.4%	2.2%	1.5%
2501 S. State Hwy. 121		Feb-12	Data Center	829,372	—	13,325	98.5%	98.5%	3.9	1.2
2440 Marsh Lane		Jan-03	Data Center	135,250	—	12,616	94.7%	94.7%	0.6	1.1
1232 Alma Rd RS 100		Sep-09	Data Center	105,726	—	12,518	92.8%	89.0%	0.5	1.1
4849 Alpha Road		Apr-04	Data Center	125,538	—	11,276	99.8%	100.0%	0.6	1.0
4025 Midway Road		Jan-06	Data Center	100,590	—	10,204	98.4%	98.4%	0.5	1.0
400 S. Akard		Jun-12	Internet Gateway	269,563	—	7,921	94.7%	94.7%	1.3	0.7
11830 Webb Chapel Road		Aug-04	Data Center	365,647	—	7,877	98.0%	98.0%	1.7	0.7
900 Quality Way		Sep-09	Data Center	42,318	72,604	6,466	96.2%	96.2%	0.2	0.6
1215 Integrity Drive	(4)	Sep-09	Data Center	61,750	—	1,310	94.6%	94.6%	0.3	0.1
904 Quality Way		Sep-09	Data Center	46,750	—	978	100.0%	100.0%	0.2	0.1
17201 Waterview Parkway		Jan-13	Data Center	61,750	—	704	100.0%	100.0%	0.3	0.1
850 East Collins		Sep-08	Data Center	46,723	—	319	6.1%	0.0%	0.2	0.0
905 Security Row		Sep-09	Data Center	—	249,657	—	0.0%	0.0%	0.0	0.0
1210 Integrity Drive		Sep-09	Data Center	—	246,940	—	0.0%	0.0%	0.0	0.0
1301 International Parkway		Sep-09	Data Center	—	20,500	—	0.0%	0.0%	0.0	0.0

				2,644,516	613,269	101,096	92.4%	92.1%	12.5%	9.2%
New York
365 S Randolphville Road		Feb-08	Data Center	209,815	54,977	22,504	98.8%	98.7%	1.0%	2.0%
111 Eighth Avenue	(5)	Oct-06	Internet Gateway	116,843	—	21,175	100.0%	100.0%	0.6	1.9
3 Corporate Place		Dec-05	Data Center	276,931	—	19,318	100.0%	100.0%	1.3	1.7
300 Boulevard East		Nov-02	Data Center	346,819	22,962	16,057	92.7%	92.7%	1.6	1.4
60 & 80 Merritt Boulevard		Jan-10	Data Center	192,933	—	15,288	100.0%	100.0%	0.9	1.4
410 Commerce Boulevard	(6)	Aug-12	Data Center	27,943	—	4,847	100.0%	0.0%	0.1	0.4
650 Randolph Road		Jun-08	Data Center	—	127,790	—	0.0%	0.0%	0.0	0.0
701 Union Boulevard		Nov-12	Data Center	—	271,000	—	N/A	N/A	0.0	0.0

				1,171,284	476,729	99,189	97.6%	97.5%	5.5%	8.8%
Silicon Valley
3011 Lafayette Street		Jan-07	Data Center	90,780	—	10,553	100.0%	100.0%	0.4%	1.0%
1350 Duane & 3080 Raymond		Oct-09	Data Center	185,000	—	10,552	100.0%	100.0%	0.9	1.0
1500 Space Park Drive		Sep-07	Data Center	51,615	—	9,605	100.0%	100.0%	0.2	0.9
1525 Comstock Street		Sep-07	Data Center	42,385	—	8,786	100.0%	100.0%	0.2	0.8
3105 and 3205 Alfred Street		May-10	Data Center	49,858	—	8,621	87.9%	87.9%	0.2	0.8
1100 Space Park Drive		Nov-04	Internet Gateway	165,297	—	7,744	92.7%	92.7%	0.8	0.7
2045 & 2055 LaFayette Street		May-04	Data Center	300,000	—	7,200	100.0%	100.0%	1.4	0.6

DIGITAL REALTY TRUST, INC.

Third Quarter 2013

Occupancy Analysis

As of September 30, 2013

(Dollar amounts in thousands)

							Occupancy (3)		Net Rentable Square Feet as a % of	Annualized Rent as a % of
Property		Acquisition Date	Property Type	Net Rentable Square Feet (1)	Space Held for Development	Annualized Rent ($000) (2)	As of 9/30/13	As of 6/30/13	Total Portfolio	Total Portfolio
1725 Comstock Street		Apr-10	Data Center	39,643	—	6,870	100.0%	100.0%	0.2	0.6
150 South First Street		Sep-04	Data Center	179,761	—	6,551	94.6%	93.7%	0.9	0.6
1201 Comstock Street		Jun-08	Data Center	24,000	—	4,736	100.0%	100.0%	0.1	0.4
2334 Lundy Place		Dec-02	Data Center	130,752	—	4,525	100.0%	100.0%	0.6	0.4
2401 Walsh Street		Jun-05	Data Center	167,932	—	3,834	100.0%	100.0%	0.8	0.3
2403 Walsh Street		Jun-05	Data Center	103,940	—	2,373	100.0%	100.0%	0.5	0.2
2805 Lafayette Street	(7)	Aug-10	Data Center	38,693	111,647	334	34.4%	1.2%	0.2	0.0

				1,569,656	111,647	92,284	96.6%	95.7%	7.4%	8.3%
Chicago
350 E Cermak Road		May-05	Internet Gateway	1,120,226	13,513	69,246	98.7%	99.3%	5.3%	6.1%
600-780 S. Federal		Sep-05	Internet Gateway	131,930	29,617	7,185	84.9%	92.7%	0.6	0.6
9333, 9355, 9377 Grand Avenue		May-12	Data Center	108,838	466,106	2,788	66.8%	84.8%	0.5	0.3

				1,360,994	509,236	79,219	94.9%	96.6%	6.4%	7.0%
San Francisco
200 Paul Avenue 1-4		Nov-04	Internet Gateway	479,082	33,560	28,112	95.0%	99.3%	2.3%	2.5%
365 Main Street		Jul-10	Internet Gateway	226,981	—	26,921	77.7%	79.3%	1.1	2.4
720 2nd Street		Jul-10	Data Center	121,220	—	15,667	90.6%	87.2%	0.6	1.4
360 Spear Street		Dec-11	Data Center	154,950	—	8,269	100.0%	100.0%	0.7	0.7

				982,233	33,560	78,969	91.2%	93.4%	4.7%	7.0%
Phoenix
2121 South Price Road		Jul-10	Data Center	380,235	139,244	39,432	79.9%	81.6%	1.8%	3.6%
120 E Van Buren		Jul-06	Internet Gateway	273,569	13,945	20,922	92.1%	92.3%	1.3	1.9
2055 East Technology Circle		Oct-06	Data Center	76,350	—	8,478	100.0%	100.0%	0.4	0.8
1900 S. Price Road		Jan-13	Data Center	118,348	108,926	1,450	100.0%	100.0%	0.6	0.1

				848,502	262,115	70,282	88.5%	89.4%	4.1%	6.4%
Boston
128 First Avenue		Jan-10	Data Center	274,750	—	23,058	97.5%	97.5%	1.3%	2.1%
Digital 55 Middlesex LLC		Jan-10	Data Center	106,000	—	12,074	95.3%	95.3%	0.5	1.1
100 Quannapowitt Parkway		Jun-04	Data Center	302,512	84,444	7,288	86.5%	86.5%	1.4	0.7
115 Second Avenue		Oct-05	Data Center	66,730	—	3,869	100.0%	100.0%	0.3	0.3
105 Cabot Street		Jan-10	Data Center	34,526	—	1,558	39.4%	19.4%	0.2	0.1
600 Winter Street		Sep-06	Data Center	30,400	—	760	100.0%	100.0%	0.2	0.1

				814,918	84,444	48,607	91.0%	90.1%	3.9%	4.4%
Los Angeles
600 West Seventh Street		May-04	Internet Gateway	489,722	—	23,496	97.8%	97.8%	2.3%	2.1%
2260 East El Segundo Boulevard		Jul-10	Data Center	132,240	—	11,762	90.2%	90.1%	0.6	1.1
200 North Nash Street		Jun-05	Data Center	113,606	—	2,594	100.0%	100.0%	0.5	0.2
3015 Winona Avenue		Dec-04	Data Center	82,911	—	1,706	100.0%	100.0%	0.4	0.2
3300 East Birch Street		Aug-03	Data Center	68,807	—	1,593	100.0%	100.0%	0.3	0.1

				887,286	—	41,151	97.3%	97.3%	4.1%	3.7%
Atlanta
375 Riverside Parkway		Jun-03	Data Center	250,191	—	8,609	100.0%	100.0%	1.2%	0.8%
760 Doug Davis Drive		Dec-11	Data Center	334,306	—	6,473	100.0%	100.0%	1.6	0.6
101 Aquila Way		Apr-06	Data Center	313,581	—	1,437	100.0%	100.0%	1.5	0.1

				898,078	—	16,519	100.0%	100.0%	4.3%	1.5%
Philadelphia
833 Chestnut Street		Mar-05	Data Center	594,747	60,011	13,375	91.7%	91.6%	2.8%	1.2%

				594,747	60,011	13,375	91.7%	91.6%	2.8%	1.2%
Houston
Digital Houston		Apr-06	Data Center	408,735	18,222	12,283	84.5%	89.4%	1.9%	1.1%

				408,735	18,222	12,283	84.5%	89.4%	1.9%	1.1%

DIGITAL REALTY TRUST, INC.

Third Quarter 2013

Occupancy Analysis

As of September 30, 2013

(Dollar amounts in thousands)

							Occupancy (3)		Net Rentable Square Feet as a % of	Annualized Rent as a % of
Property		Acquisition Date	Property Type	Net Rentable Square Feet (1)	Space Held for Development	Annualized Rent ($000) (2)	As of 9/30/13	As of 6/30/13	Total Portfolio	Total Portfolio
Denver
11900 East Cornell Avenue		Sep-12	Data Center	285,840	—	6,421	94.3%	94.3%	1.4%	0.6%
8534 Concord Center Drive		Jun-05	Data Center	85,660	—	3,784	100.0%	100.0%	0.4	0.3

				371,500	—	10,205	95.6%	95.6%	1.8%	0.9%
St. Louis
210 N Tucker Boulevard		Aug-07	Data Center	201,588	135,828	4,650	75.2%	81.4%	1.0%	0.4%
900 Walnut Street		Aug-07	Internet Gateway	105,776	6,490	4,491	95.8%	95.8%	0.5	0.4

				307,364	142,318	9,141	82.3%	86.6%	1.5%	0.8%
Portland
3825 NW Aloclek Place		Aug-11	Data Center	48,574	—	7,993	100.0%	100.0%	0.2%	0.7%

				48,574	—	7,993	100.0%	100.0%	0.2%	0.7%
Minneapolis/St. Paul
1500 Towerview Road		Mar-13	Data Center	328,765	—	4,438	100.0%	100.0%	1.6%	0.5%
1125 Energy Park Drive		Mar-05	Data Center	112,827	—	1,437	100.0%	100.0%	0.5	0.2

				441,592	—	5,875	100.0%	100.0%	2.1%	0.7%
Miami
36 NE 2nd Street		Jan-02	Internet Gateway	162,140	—	5,149	99.1%	99.1%	0.8%	0.5%
2300 NW 89th Place		Sep-06	Data Center	64,174	—	694	100.0%	100.0%	0.3	0.1

				226,314	—	5,843	99.3%	99.3%	1.1%	0.6%
Sacramento
11085 Sun Center Drive		Sep-11	Data Center	69,048	—	2,878	100.0%	100.0%	0.3%	0.3%
3065 Gold Camp Drive		Oct-04	Data Center	40,394	23,397	1,914	100.0%	100.0%	0.2	0.2

				109,442	23,397	4,792	100.0%	100.0%	0.5%	0.5%
Charlotte
125 North Myers		Aug-05	Internet Gateway	25,402	—	1,400	100.0%	100.0%	0.1%	0.1%
731 East Trade Street		Aug-05	Internet Gateway	40,879	—	1,351	100.0%	100.0%	0.2	0.1
113 North Myers		Aug-05	Internet Gateway	29,218	—	948	100.0%	100.0%	0.1	0.1

				95,499	—	3,699	100.0%	100.0%	0.4%	0.3%
Austin
7401 E. Ben White Boulevard Building 7		May-13	Data Center	203,235	—	1,848	100.0%	100.0%	1.0%	0.2%
8025 North Interstate 35		May-12	Data Center	62,237	—	934	100.0%	100.0%	0.3	0.1
7620 Metro Center Drive		Dec-05	Data Center	45,000	—	335	69.6%	69.6%	0.2	0.0
7500 Metro Center Drive		Dec-05	Data Center	30,000	44,962	—	0.0%	0.0%	0.1	0.0

				340,472	44,962	3,117	87.2%	95.6%	1.6%	0.3%
Toronto, Canada
6800 Millcreek Drive		Apr-06	Data Center	83,758	—	2,084	100.0%	100.0%	0.4%	0.2%
371 Gough Road		Mar-13	Data Center	64,546	55,495	348	100.0%	100.0%	0.3	0.0

				148,304	55,495	2,432	100.0%	100.0%	0.7%	0.2%
EUROPE
London, England
Unit 21 Goldsworth Park Trading Estate		Jul-12	Data Center	369,717	110,283	55,377	96.6%	99.2%	1.8%	5.0%
Watford	(8)	Jul-12	Data Center	133,000	—	19,426	97.3%	97.3%	0.6	1.7
Croydon	(9)	Jul-12	Data Center	120,000	—	16,436	100.0%	100.0%	0.6	1.5
3 St. Anne’s Boulevard		Dec-07	Data Center	96,147	—	13,762	84.2%	72.0%	0.5	1.2
Mundells Roundabout		Apr-07	Data Center	113,464	—	8,253	100.0%	100.0%	0.5	0.7
Cressex 1		Dec-07	Data Center	50,847	—	7,629	100.0%	100.0%	0.2	0.7
6 Braham Street		Jul-02	Internet Gateway	63,233	—	5,041	100.0%	100.0%	0.3	0.5
2 St. Anne’s Boulevard		Dec-07	Data Center	30,612	—	3,547	100.0%	100.0%	0.1	0.3
Fountain Court		Jul-11	Data Center	41,957	89,814	965	27.2%	27.2%	0.2	0.1

DIGITAL REALTY TRUST, INC.

Third Quarter 2013

Occupancy Analysis

As of September 30, 2013

(Dollar amounts in thousands)

						Occupancy (3)		Net Rentable Square Feet as a % of	Annualized Rent as a % of
Property	Acquisition Date	Property Type	Net Rentable Square Feet (1)	Space Held for Development	Annualized Rent ($000) (2)	As of 9/30/13	As of 6/30/13	Total Portfolio	Total Portfolio
1 St. Anne’s Boulevard	Dec-07	Data Center	20,219	—	293	100.0%	100.0%	0.1	0.0

			1,039,196	200,097	130,729	94.0%	93.8%	4.9%	11.7%
Paris, France
114 Rue Ambroise Croizat	Dec-06	Internet Gateway	324,796	27,350	21,407	96.9%	93.5%	1.5%	1.9%
1 Rue Jean-Pierre	Dec-12	Data Center	104,666	—	4,734	100.0%	100.0%	0.5	0.4
127 Rue de Paris	Dec-12	Data Center	59,991	—	2,029	100.0%	100.0%	0.3	0.2
Liet-dit ie Christ de Saclay	Dec-12	Data Center	21,337	—	676	100.0%	100.0%	0.1	0.1

			510,790	27,350	28,846	98.0%	95.8%	2.4%	2.6%
Dublin, Ireland
Unit 9 Blanchardstown Corporate Center	Dec-06	Data Center	120,000	—	10,678	97.1%	97.1%	0.6%	1.0%
Clonshaugh Industrial Estate (Eircom)	Aug-05	Data Center	124,500	—	9,088	100.0%	100.0%	0.6	0.8
Clonshaugh Industrial Estate IE	Feb-06	Data Center	20,000	—	1,597	100.0%	100.0%	0.1	0.1

			264,500	—	21,363	98.7%	98.7%	1.3%	1.9%
Amsterdam, Netherlands
Paul van Vlissingenstraat 16	Aug-05	Data Center	112,472	—	7,586	100.0%	100.0%	0.5%	0.7%
Cateringweg 5	Jun-10	Data Center	55,972	—	5,662	100.0%	100.0%	0.3	0.5
Naritaweg 52	Dec-07	Data Center	63,260	—	2,719	100.0%	100.0%	0.3	0.2
Gyroscoopweg 2E-2F	Jul-06	Data Center	55,585	—	1,282	100.0%	100.0%	0.3	0.1
Liverpoolweg 10—The Netherlands	Jun-13	Data Center	16,813	—	840	100.0%	100.0%	0.1	0.1

			304,102	—	18,089	100.0%	100.0%	1.5%	1.6%
Manchester, England
Manchester Technopark	Jun-08	Data Center	38,016	—	1,943	100.0%	100.0%	0.2%	0.2%

			38,016	—	1,943	100.0%	100.0%	0.2%	0.2%
Geneva, Switzerland
Chemin de l Epinglier 2	Nov-05	Data Center	59,190	—	1,765	100.0%	100.0%	0.3%	0.2%

			59,190	—	1,765	100.0%	100.0%	0.3%	0.2%
ASIA PACIFIC
Singapore
29A International Business Park	Nov-10	Data Center	306,172	64,328	11,880	82.7%	84.7%	1.5%	1.1%

			306,172	64,328	11,880	82.7%	84.7%	1.5%	1.1%
Melbourne
98 Radnor Drive	Jun-11	Data Center	52,988	—	7,133	100.0%	100.0%	0.3%	0.6%

			52,988	—	7,133	100.0%	100.0%	0.3%	0.6%
Sydney
1-23 Templar Road	Feb-11	Data Center	41,202	45,015	3,668	43.0%	43.0%	0.2%	0.2%
23 Waterloo Road	Nov-12	Data Center	51,990	—	1,289	100.0%	100.0%	0.2	0.1

			93,192	45,015	4,957	74.8%	74.8%	0.4%	0.3%
NON-DATACENTER PROPERTIES
34551 Ardenwood Boulevard	Jan-03	Technology Manufacturing	307,657	—	4,087	41.6%	41.6%	1.5%	0.4%
2010 East Centennial Circle	May-03	Technology Manufacturing	113,405	—	3,194	100.0%	100.0%	0.5	0.3
1 Savvis Parkway	Aug-07	Technology Office	156,000	—	3,042	100.0%	100.0%	0.7	0.3
8201 E. Riverside Drive Building 4	May-13	Technology Manufacturing	133,460	—	956	74.4%	74.4%	0.6	0.1
908 Quality Way	Sep-09	Technology Office	14,400	—	—	86.1%	100.0%	0.1	0.0
47700 Kato Road & 1055 Page Avenue	Sep-03	Technology Manufacturing	199,352	—	—	0.0%	0.0%	0.9	0.0

			924,274	—	11,279	55.1%	55.3%	4.3%	1.1%

Consolidated Portfolio Total/Weighted Average			19,521,556	2,817,984	1,050,707	92.6%	92.7%

DIGITAL REALTY TRUST, INC.

Third Quarter 2013

Occupancy Analysis

As of September 30, 2013

(Dollar amounts in thousands)

							Occupancy (3)		Net Rentable Square Feet as a % of	Annualized Rent as a % of
Property		Acquisition Date	Property Type	Net Rentable Square Feet (1)	Space Held for Development	Annualized Rent ($000) (2)	As of 9/30/13	As of 6/30/13	Total Portfolio	Total Portfolio
UNCONSOLIDATED JOINT VENTURES: MANAGED
Silicon Valley
4650 Old Ironsides Drive		Jun-05	Data Center	124,383	—	4,062	100.0%	100.0%	0.6%	0.4%
2950 Zanker Road		Aug-10	Data Center	69,700	—	3,059	100.0%	100.0%	0.3	0.3
4700 Old Ironsides Drive		Jun-05	Data Center	90,139	—	2,058	100.0%	100.0%	0.4	0.2
444 Toyama Drive		Sep-09	Data Center	42,083	—	1,942	100.0%	100.0%	0.2	0.2

				326,305	—	11,121	100.0%	100.0%	1.5%	1.1%
Northern Virginia
43790 Devin Shafron Drive—E		May-09	Data Center	152,138	—	3,228	100.0%	100.0%	0.7%	0.3%
21551 Beaumeade Circle		Dec-09	Data Center	152,504	—	2,088	100.0%	100.0%	0.7	0.2
7505 Mason King Court		Nov-08	Data Center	109,650	—	1,865	100.0%	100.0%	0.5	0.2

				414,292	—	7,181	100.0%	100.0%	1.9%	0.7%
Dallas
14901 FAA Boulevard		Jun-06	Data Center	263,700	—	5,188	100.0%	100.0%	1.3%	0.5%
900 Dorothy Drive		Aug-10	Data Center	56,176	—	1,612	100.0%	100.0%	0.3	0.1

				319,876	—	6,800	100.0%	100.0%	1.6%	0.6%
Hong Kong
33 Chun Choi Street		Oct-12	Data Center	—	—	—	N/A	N/A

				—	—	—	N/A	N/A
Unconsolidated Managed Portfolio Total/Weighted Average				1,060,473	—	25,102	100.0%	100.0%

Managed Portfolio Total/Weighted Average				20,582,029	2,817,984	1,075,809	93.0%	93.1%

Digital Realty Share Total/Weighted Average	(10)			19,733,651	2,817,984	1,055,728	92.7%	93.1%

UNCONSOLIDATED JOINT VENTURES: NON-MANAGED
Seattle
2001 Sixth Avenue		Nov-06	Data Center	400,369	—	31,367	95.0%	91.3%
2020 Fifth Avenue		Oct-11	Data Center	51,000	—	3,120	100.0%	100.0%

				451,369	—	34,487	95.6%	92.3%
Unconsolidated Non-Managed Portfolio Total/Weighted Average				451,369	—	34,487

Portfolio Total/Weighted Average				21,033,398	2,817,984	1,110,296	93.0%	93.1%

(1)	We estimate the total net rentable square feet available for lease based on a number of factors in addition to contractually leased square feet, including available power, required support space and common area.
(2)	Annualized base rent represents the monthly contractual base rent (defined as cash base rent before abatements) under existing leases as of September 30, 2013 multiplied by 12.
(3)	Occupancy excludes space held for development. For some of our properties, we calculate occupancy based on factors in addition to contractually leased square feet, including available power, required support space and common area.
(4)	Building formerly referred to as 1215 Datacenter Park.
(5)	Includes approximately 33,700 rentable square feet from a leasehold interest acquisition.
(6)	Includes approximately 27,943 rentable square feet from a leasehold interest acquisition.
(7)	Building formerly referred to as 800 Central Expressway.
(8)	Building formerly referred to as The Chess Building.
(9)	Building formerly referred to as Unit B Prologis Park.
(10)	Represents consolidated portfolio plus our managed portfolio of unconsolidated joint ventures based on our ownership percentage.

DIGITAL REALTY TRUST, INC.

Third Quarter 2013

Top 20 Tenants by Annualized Rent

As of September 30, 2013

(Dollar amounts in thousands)

Tenant		Number of Locations	Total Occupied Square Feet (1)(5)	Percentage of Net Rentable Square Feet	Annualized Rent (2)(5)	Percentage of Annualized Rent	Weighted Average Remaining Lease Term in Months
1 CenturyLink, Inc.	(3)	37	2,412,287	11.8%	$83,954	8.1%	78
2 IBM	(4)	11	449,931	2.2%	$51,035	4.9%	100
3 TelX Group, Inc.		12	331,002	1.6%	$45,573	4.4%	172
4 Equinix Operating Company, Inc.		10	731,682	3.6%	$33,799	3.2%	148
5 Morgan Stanley		5	182,242	0.9%	$28,224	2.7%	35
6 Facebook, Inc.		3	206,283	1.0%	$27,626	2.6%	67
7 AT & T		17	615,501	3.0%	$25,644	2.5%	64
8 Deutsche Bank AG		3	113,461	0.6%	$22,383	2.1%	58
9 Verizon Communications, Inc.		31	320,703	1.6%	$20,197	1.9%	58
10 NTT Communications Company		6	321,061	1.6%	$19,470	1.9%	70
11 SunGard Availability Services LP		7	343,370	1.7%	$19,110	1.8%	75
12 JPMorgan Chase & Co.		6	195,890	1.0%	$16,707	1.6%	83
13 Level 3 Communications, LLC		40	375,887	1.8%	$15,729	1.5%	86
14 Nomura International PLC		2	63,137	0.3%	$12,645	1.2%	76
15 TATA Communications (UK)		3	116,773	0.6%	$12,015	1.2%	51
16 Pfizer, Inc.		1	97,069	0.5%	$11,214	1.1%	51
17 Amazon		8	281,118	1.4%	$11,013	1.1%	56
18 Yahoo! Inc.		2	110,847	0.5%	$10,988	1.1%	49
19 BT Americas, Inc.		3	67,685	0.3%	$10,028	1.0%	45
20 Sprint Communications Co., LP		6	173,319	0.8%	$9,995	1.0%	12

Total/Weighted Average			7,509,248	36.8%	$487,349	46.9%	83

(1)	Occupied square footage is defined as leases that commenced on or before September 30, 2013. For some of our properties, we calculate occupancy based on factors in addition to contractually leased square feet, including available power, required support space and common area.
(2)	Annualized base rent represents the monthly contractual base rent (defined as cash base rent before abatements) under existing leases as of September 30, 2013 multiplied by 12.
(3)	Represents leases with Savvis Communications Corporation and Qwest Communications International Inc. (or affiliates thereof), which are our direct tenants. CenturyLink, Inc. acquired Qwest in Q2 2011 and Savvis in Q3 2011, and Qwest and Savvis are now wholly owned subsidiaries of CenturyLink.
(4)	Represents leases with IBM and leases with Softlayer. IBM acquired Softlayer in July 2013.
(5)	Represents consolidated portfolio plus our managed portfolio of unconsolidated joint ventures based on our ownership percentage.

DIGITAL REALTY TRUST, INC.

Third Quarter 2013

Lease Expirations and Lease Distribution

Lease Expirations

As of September 30, 2013

(Dollar amounts in thousands, except per square foot amounts)

Year	Number of Leases Expiring (1)(5)	Square Footage of Expiring Leases (2)(5)	Percentage of Net Rentable Square Feet	Annualized Rent (3)(5)	Percentage of Annualized Rent	Annualized Rent Per Occupied Square Foot	Annualized Rent Per Occupied Square Foot at Expiration	Annualized Rent at Expiration
Available		1,450,197	7.3%		0.0%
Month to Month (4)	101	51,537	0.3%	$4,787	0.4%	$92.89	$103.08	$5,312
2013	87	304,305	1.6%	14,687	1.4%	48.26	48.29	14,696
2014	328	1,359,010	6.9%	98,811	9.4%	72.71	74.19	100,822
2015	252	1,798,622	9.1%	84,660	8.0%	47.07	48.74	87,661
2016	271	1,994,235	10.1%	101,465	9.6%	50.88	53.97	107,625
2017	173	1,442,093	7.3%	73,565	7.0%	51.01	55.12	79,494
2018	177	1,279,081	6.5%	84,180	8.0%	65.81	75.67	96,788
2019	116	1,655,798	8.4%	128,464	12.2%	77.58	87.07	144,173
2020	116	1,146,146	5.8%	80,851	7.6%	70.54	87.63	100,442
2021	78	1,407,226	7.1%	74,356	7.0%	52.84	65.65	92,382
2022	87	1,210,389	6.1%	62,898	6.0%	51.97	62.62	75,795
Thereafter	317	4,635,011	23.5%	247,003	23.4%	53.29	74.05	343,238

Portfolio Total / Weighted Average	2,103	19,733,650	100.0%	$1,055,728	100.0%	$57.74	$68.28	$1,248,428

Lease Distribution

As of September 30, 2013

(Dollar amounts in thousands)

Square Feet Under Lease	Number of Leases (1)(5)	Percentage of All Leases	Total Net Rentable Square Feet (2)(5)	Percentage of Net Rentable Square Feet (2)	Annualized Rent (3)(5)	Percentage of Annualized Rent
Available			1,450,197	7.3%		0.0%
2,500 or less	1,319	62.7%	631,858	3.2%	$60,563	5.7%
2,501 - 10,000	352	16.7%	2,098,738	10.6%	185,381	17.6%
10,001 - 20,000	208	9.9%	3,108,921	15.8%	272,618	25.8%
20,001 - 40,000	116	5.5%	3,411,751	17.3%	235,656	22.3%
40,001 - 100,000	75	3.6%	4,665,259	23.6%	188,375	17.9%
Greater than 100,000	33	1.6%	4,366,926	22.2%	113,135	10.7%

Portfolio Total	2,103	100.0%	19,733,650	100.0%	$1,055,728	100.0%

(1)	Number of leases represents the leased-unit count; a lease could include multiple units.
(2)	For some of our properties, we calculate square footage based on factors in addition to contractually leased square feet, including available power, required support space and common area. We estimate the total net rentable square feet available for lease based on a number of factors in addition to contractually leased square feet, including available power, required support space and common area.
(3)	Annualized rent represents the monthly contractual base rent (defined as cash base rent before abatements) under existing leases as of September 30, 2013 multiplied by 12.
(4)	Includes leases, licenses and similar agreements that upon expiration have been automatically renewed on a month-to-month basis.
(5)	Represents consolidated portfolio plus our managed portfolio of unconsolidated joint ventures based on our ownership percentage.

DIGITAL REALTY TRUST, INC.

Third Quarter 2013

Lease Expirations—By Product Type

As of September 30, 2013

(Dollar amounts in thousands, except per square foot amounts)

TURN-KEY FLEX

Year	Number of Leases Expiring (1)(5)	Square Footage of Expiring Leases (2)(5)	Percentage of Net Rentable Square Feet	Annualized Rent (3)(5)	Percentage of Annualized Rent	Annualized Rent Per Occupied Square Foot	Annualized Rent Per Occupied Square Foot at Expiration	Annualized Rent at Expiration
Available		421,251	2.1%		0.0%
Month to Month (4)	42	5,894	0.0%	$1,819	0.2%	$308.62	$308.62	$1,819
2013	26	41,929	0.2%	5,155	0.5%	122.95	122.95	5,155
2014	126	340,207	1.7%	55,310	5.2%	162.58	166.34	56,590
2015	83	218,248	1.1%	24,768	2.3%	113.49	115.77	25,266
2016	123	385,062	1.9%	58,763	5.6%	152.61	160.44	61,781
2017	77	405,143	2.0%	47,628	4.5%	117.56	128.60	52,101
2018	86	462,795	2.3%	57,503	5.4%	124.25	144.95	67,084
2019	44	534,822	2.7%	89,393	8.5%	167.15	186.43	99,708
2020	53	465,434	2.4%	58,916	5.6%	126.58	161.33	75,087
2021	41	328,740	1.7%	53,495	5.1%	162.73	205.25	67,473
2022	43	287,824	1.5%	38,795	3.7%	134.79	162.65	46,814
Thereafter	119	1,179,920	6.0%	128,676	12.1%	109.05	152.39	179,807

Portfolio Total / Weighted Average	863	5,077,269	25.6%	$620,221	58.7%	$133.21	$158.65	$738,685

POWERED BASE BUILDING

Year	Number of Leases Expiring (1)(5)	Square Footage of Expiring Leases (2)(5)	Percentage of Net Rentable Square Feet	Annualized Rent (3)(5)	Percentage of Annualized Rent	Annualized Rent Per Occupied Square Foot	Annualized Rent Per Occupied Square Foot at Expiration	Annualized Rent at Expiration
Available		161,082	0.8%		0.0%
Month to Month (4)	10	6,379	0.0%	$258	0.0%	$40.45	$40.45	$258
2013	12	204,901	1.0%	5,202	0.5%	25.39	25.39	5,202
2014	32	668,136	3.4%	25,454	2.4%	38.10	38.69	25,851
2015	49	1,214,901	6.2%	43,429	4.1%	35.75	37.17	45,159
2016	39	1,370,964	6.8%	32,264	3.1%	23.53	24.80	34,001
2017	18	244,914	1.2%	7,172	0.7%	29.28	31.79	7,786
2018	17	547,740	2.8%	18,101	1.7%	33.05	35.93	19,683
2019	20	957,984	4.8%	34,676	3.3%	36.20	41.22	39,485
2020	17	408,583	2.1%	14,486	1.4%	35.45	43.17	17,637
2021	9	646,621	3.3%	15,226	1.4%	23.55	28.47	18,407
2022	13	642,074	3.2%	19,014	1.8%	29.61	35.83	23,004
Thereafter	98	2,736,352	13.9%	105,927	10.0%	38.71	54.06	147,936

Portfolio Total / Weighted Average	334	9,810,631	49.5%	$321,209	30.4%	$33.29	$39.84	$384,409

COLOCATION

Year	Number of Leases Expiring (1)(5)	Square Footage of Expiring Leases (2)(5)	Percentage of Net Rentable Square Feet	Annualized Rent (3)(5)	Percentage of Annualized Rent	Annualized Rent Per Occupied Square Foot	Annualized Rent Per Occupied Square Foot at Expiration	Annualized Rent at Expiration
Available		150,232	0.8%		0.0%
Month to Month (4)	19	10,139	0.1%	$1,910	0.2%	$188.38	$240.16	$2,435
2013	27	15,642	0.1%	3,541	0.3%	226.38	226.83	3,548
2014	96	59,101	0.3%	12,585	1.2%	212.94	217.92	12,879
2015	50	51,047	0.3%	10,565	1.0%	206.97	219.74	11,217
2016	44	33,243	0.2%	6,217	0.6%	187.02	221.88	7,376
2017	13	12,222	0.1%	1,963	0.2%	160.61	175.01	2,139
2018	19	15,197	0.1%	2,682	0.3%	176.48	225.51	3,427
2019	7	9,729	0.1%	994	0.1%	102.17	120.57	1,173
2020	2	1,105	0.0%	304	0.0%	275.11	329.41	364
2021	1	3,194	0.0%	300	0.0%	93.93	113.34	362
2022	—	—	0.0%	—	0.0%	—	—	—
Thereafter	4	10,802	0.1%	1,403	0.1%	129.88	228.57	2,469

Portfolio Total / Weighted Average	282	371,653	2.2%	$42,464	4.0%	$191.78	$214.02	$47,389

NON-TECHNICAL

Year	Number of Leases Expiring (1)(5)	Square Footage of Expiring Leases (2)(5)	Percentage of Net Rentable Square Feet	Annualized Rent (3)(5)	Percentage of Annualized Rent	Annualized Rent Per Occupied Square Foot	Annualized Rent Per Occupied Square Foot at Expiration	Annualized Rent at Expiration
Available		717,632	3.6%		0.0%
Month to Month (4)	30	29,125	0.1%	$800	0.1%	$27.47	$27.47	$800
2013	22	41,833	0.2%	788	0.1%	18.84	18.91	791
2014	74	291,566	1.5%	5,461	0.5%	18.73	18.87	5,502
2015	70	314,426	1.6%	5,899	0.6%	18.76	19.15	6,020
2016	65	204,966	1.0%	4,220	0.4%	20.59	21.79	4,466
2017	65	779,814	4.0%	16,803	1.6%	21.55	22.40	17,469
2018	55	253,349	1.3%	5,894	0.6%	23.26	26.03	6,594
2019	45	153,263	0.8%	3,400	0.3%	22.18	24.85	3,808
2020	44	271,024	1.4%	7,145	0.7%	26.36	27.13	7,354
2021	27	428,671	2.2%	5,335	0.5%	12.45	14.32	6,139
2022	31	280,491	1.4%	5,090	0.5%	18.15	21.31	5,977
Thereafter	96	707,938	3.6%	10,999	1.0%	15.54	18.40	13,025

Portfolio Total / Weighted Average	624	4,474,098	22.7%	$71,834	6.9%	$19.12	$20.75	$77,945

(1)	Number of leases represents the leased-unit count; a lease could include multiple units.
(2)	For some of our properties, we calculate square footage based on factors in addition to contractually leased square feet, including available power, required support space and common area. We estimate the total net rentable square feet available for lease based on a number of factors in addition to contractually leased square feet, including available power, required support space and common area.
(3)	Annualized rent represents the monthly contractual base rent (defined as cash base rent before abatements) under existing leases as of September 30, 2013 multiplied by 12.
(4)	Includes leases, licenses and similar agreements that upon expiration have been automatically renewed on a month-to-month basis.
(5)	Represents consolidated portfolio plus our managed portfolio of unconsolidated joint ventures based on our ownership percentage.

DIGITAL REALTY TRUST, INC.

Third Quarter 2013

Portfolio Overview by Product Type

As of September 30, 2013

(Dollar amounts in thousands)

Property Type	Product Type	Annualized Rent (1)(2)	Percentage of Annualized Rent	Percentage of Property Type Total
Corporate Data Center	Turn-Key Flex	$507,962	48.1%	65.4%
	Powered Base Building	204,817	19.4%	26.4%
	Colocation	13,347	1.3%	1.7%
	Non-Technical	50,232	4.7%	6.5%

	Data Center Total	776,359	73.5%	100.0%

Internet Gateway Data Center	Turn-Key Flex	112,259	10.6%	41.9%
	Powered Base Building	116,393	11.0%	43.4%
	Colocation	29,117	2.8%	10.9%
	Non-Technical	10,322	1.0%	3.8%

	Internet Gateway Data Center Total	268,091	25.4%	100.0%

Non-Data Center	Non-Technical	11,278	1.1%	100.0%

	Non-Data Center Total	11,278	1.1%	100.0%

	Total	$1,055,728	100.0%

(1)	Annualized rent represents the monthly contractual base rent (defined as cash base rent before abatements) under existing leases as of September 30, 2013 multiplied by 12.
(2)	Represents consolidated portfolio plus our managed portfolio of unconsolidated joint ventures based on our ownership percentage.

DIGITAL REALTY TRUST, INC.

Third Quarter 2013

Summary of Leasing Activity

Leases Signed in the Quarter Ended September 30, 2013

	Turn-Key Flex		Powered Base Building		Colocation		Build to Suit		Non-Tech		Total
	QTR	R12	QTR	R12	QTR	R12	QTR	R12	QTR	R12	QTR	R12
Leasing Activity—New (1)
Number of Leases (2)	20	52		3	35	107	2	16	23	57	80	235
Rentable Square Feet Leased (3)	265,327	493,947		54,805	20,895	50,725	23,322	296,075	31,015	210,599	340,559	1,106,151
Initial Stabilized Cash Rent per Square Foot (PSF)	$134	$151		$27	$159	$220	$167	$114	$24	$22	$128	$114
GAAP Rent PSF (4)	$147	$165		$31	$165	$221	$173	$123	$23	$23	$139	$123
Leasing Cost PSF	$46	$60		$10	$27	$41	$78	$21	$10	$28	$44	$40
Weighted Average Lease Term (years)	8.0	9.4		9.3	4.9	3.8	7.7	12.9	5.6	9.7	7.6	10.1
Leasing Activity—Renewals (1)
Number of Leases (2)	7	23	15	22	14	62			10	29	46	136
Leases Renewed (square feet) (3)	148,046	331,754	479,815	727,014	10,126	63,268			65,227	122,214	703,214	1,244,250
Expiring Cash Rent PSF	$120	$160	$41	$40	$156	$167			$25	$26	$58	$77
Renewed Cash Rent PSF	$114	$150	$44	$43	$168	$180			$25	$26	$59	$77
Cash Rental Rate Change	-4.7%	-6.4%	8.3%	5.5%	8.0%	7.7%			-0.7%	1.5%	2.2%	-1.0%
Expring GAAP Rent PSF (4)	$112	$117	$35	$35	$152	$162			$23	$24	$52	$62
Renewed GAAP Rent PSF (4)	$117	$121	$51	$48	$186	$191			$26	$27	$64	$73
GAAP Rental Rate Change	4.6%	3.2%	44.9%	37.5%	22.5%	17.8%			11.9%	11.4%	24.2%	16.7%
Leasing Cost PSF	$8	$20	$2	$9	$58	$11			$3	$3	$4	$12
Weighted Average Lease Term (years)	2.9	5.3	16.6	16.2	7.4	3.4			11.5	9.6	13.1	11.8
Retention Ratio (5)	97%	82%	98%	98%	60%	60%			62%	34%	92%	77%

(1)	Excludes short term, roof and garage leases.
(2)	The number of leases represents the leased-unit count; a lease could include multiple units.
(3)	For some of our properties, we calculate square footage based on factors in addition to contractually leased square feet, including power, required support space and common area.
(4)	Rental rates represent annual estimated cash rent per rentable square foot adjusted for straight-line rents in accordance with GAAP rent.
(5)	Based on square feet.

Note: R12 represents rolling 12 months including current quarter.

DIGITAL REALTY TRUST, INC.

Third Quarter 2013

Summary of Leasing Activity

Leases Commenced in the Quarter Ended September 30, 2013

	Turn-Key Flex		Powered Base Building		Colocation		Build to Suit		Non-Tech		Total
	QTR	R12	QTR	R12	QTR	R12	QTR	R12	QTR	R12	QTR	R12
Leasing Activity—New (1)
Number of Leases (2)	9	59	1	6	29	102	4	10	17	49	60	226
Rentable Square Feet Leased (3)	111,451	543,760	32,285	86,958	14,770	43,046	91,355	291,501	16,117	127,686	265,978	1,092,951
Initial Stabilized Cash Rent per Square Foot (PSF)	$161	$163	$21	$58	$187	$243	$103	$76	$21	$21	$117	$118
GAAP Rent PSF (4)	$168	$175	$23	$65	$187	$240	$105	$79	$22	$22	$121	$125
Leasing Cost PSF	$52	$48	$8	$8	$45	$46	$24	$17	$6	$14	$34	$32
Weighted Average Lease Term (years)	8.0	10.7	7.8	11.2	4.5	3.8	10.0	9.7	7.5	7.6	8.4	9.8
Leasing Activity—Renewals (1)
Number of Leases (2)	8	24	15	22	10	63			9	29	42	138
Leases Renewed SF (3)	176,853	367,127	479,815	727,014	4,199	59,569			27,717	89,780	688,584	1,243,490
Expiring Cash Rent PSF	$135	$127	$41	$40	$233	$167			$21	$35	$66	$72
Renewed Cash Rent PSF	$132	$118	$44	$43	$229	$179			$21	$36	$67	$71
Cash Rental Rate Change	-2.7%	-7.0%	8.3%	5.5%	-1.4%	7.5%			1.0%	1.5%	2.2%	-0.9%
Expring GAAP Rent PSF (4)	$128	$121	$35	$35	$229	$161			$19	$23	$59	$65
Renewed GAAP Rent PSF (4)	$134	$125	$51	$48	$234	$189			$21	$26	$72	$76
GAAP Rental Rate Change	4.9%	3.6%	44.9%	37.5%	2.0%	17.3%			11.0%	10.9%	21.3%	16.0%
Leasing Cost PSF	$6	$18	$2	$9	$2	$2			$7	$6	$3	$11
Weighted Average Lease Term (years)	2.5	4.5	16.6	16.2	2.6	2.6			6.6	7.4	12.5	11.4

(1)	Excludes short term, roof and garage leases.
(2)	The number of leases represents the leased-unit count; a lease could include multiple units.
(3)	For some of our properties, we calculate square footage based on factors in addition to contractually leased square feet, including power, required support space and common area.
(4)	Rental rates represent annual estimated cash rent per rentable square foot adjusted for straight-line rents in accordance with GAAP rent.

Note: R12 represents rolling 12 months including current quarter.

DIGITAL REALTY TRUST, INC.

Third Quarter 2013

Historical Capital Expenditures

	Three Months Ended
	9/30/2013	6/30/2013	3/31/2013	12/31/2012	9/30/2012	6/30/2012	3/31/2012
Recurring capital expenditures (1)	$12,895,000	$13,429,000	$9,860,000	$14,432,000	$11,015,000	$9,229,000	$6,754,000
Non-recurring capital expenditures (2)	$277,697,000	$289,977,000	$232,774,000	$216,712,000	$176,141,000	$187,055,000	$167,360,000
Total net rentable square feet at period end excluding development space (3)	19,521,556	20,500,643	20,158,840	19,488,757	18,922,065	17,881,857	16,923,054

(1)	Recurring capital expenditures represent non-incremental building improvements required to maintain current revenues and external leasing commissions. Recurring capital expenditures do not include acquisition capital that was taken into consideration when underwriting the purchase of a building, costs which are incurred to bring a building up to Digital Realty’s “operating standards”, or internal leasing commissions.
(2)	Non-recurring capital expenditures are primarily for development of space and land not including acquisition costs. In addition, these expenditures include certain infrequent expenditures for capitalized replacements, upgrades, or other projects which enhance the existing operating portfolio (e.g., electrical, mechanical and building upgrades).
(3)	For some of our properties, we calculate square footage based on factors in addition to contractually leased square feet, including available power, required support space and common area.

DIGITAL REALTY TRUST, INC.

Third Quarter 2013

Developable Land (1)

As of September 30, 2013

(Dollar amounts in thousands)

Property Name	Region	Acquisition Date	Acres	$ Cost Basis (2)
701 Union Boulevard	New York	Oct-12	34.3	10,045
Saito Industrial Park	Osaka, Japan	Aug-13	3.7	9,864
Loudoun Parkway North - H&J	Northern Virginia	Apr-11	15.6	7,371
De President Business Park	Amsterdam, Netherlands	Sep-13	5.4	7,129
Convergence Park	Dallas	Feb-12	50.2	6,896
Profile Park	Dublin, Ireland	Oct-11	10.0	6,595
1-23 Templar Rd (Building 2)	Sydney, Australia	Jul-11	8.6	4,426
Loudoun Parkway North - K	Northern Virginia	Apr-11	9.2	3,700
3205 Alfred Road	Silicon Valley	May-10	2.3	3,086
1550 Space Park Drive	Silicon Valley	Sep-07	7.2	1,939
8025 North Interstate 35	Austin	Jun-12	11.3	1,721

			157.8	$62,772

(1)	Represents properties acquired to support ground up development.
(2)	Cost basis calculated using the spot rate as of September 30, 2013.

DIGITAL REALTY TRUST, INC.

Third Quarter 2013

Construction Activity Report

As of September 30, 2013

(in square feet unless otherwise noted)

Construction in Progress by Market

	Construction in Progress (“CIP”)
Market	Space Under Development	Land Under Development	Total Construction In Progress	Space Held for Development	Total	Percentage Leased of CIP
Austin	23,322	—	23,322	21,640	44,962	100.0%
Boston	—	71,205	71,205	84,444	155,649	0.0%
Chicago	348,827	—	348,827	160,409	509,236	11.2%
Dallas	—	248,164	248,164	613,269	861,433	23.8%
Houston	—	4,500	4,500	18,222	22,722	0.0%
New York Metro	35,224	54,065	89,289	441,505	530,794	20.6%
Northern Virginia	30,333	264,027	294,360	15,456	309,816	15.8%
Philadelphia	—	—	—	60,011	60,011	0.0%
Phoenix	92,420	—	92,420	169,695	262,115	0.0%
Sacramento	—	—	—	23,397	23,397	0.0%
San Francisco	—	—	—	33,560	33,560	0.0%
Silicon Valley	15,193	—	15,193	96,454	111,647	100.0%
St. Louis	67,914	—	67,914	74,404	142,318	0.0%
Toronto, Canada	34,306	—	34,306	21,189	55,495	100.0%
London, England	16,070	106,400	122,470	184,027	306,497	100.0%
Melbourne, Australia	—	93,582	93,582	—	93,582	0.0%
Paris, France	27,350	—	27,350	—	27,350	100.0%
Singapore	—	—	—	64,328	64,328	0.0%
Sydney, Australia			—	45,015	45,015	0.0%

Grand Total	690,959	841,943	1,532,902	2,127,025	3,659,927

Total US Markets	613,233	641,961	1,255,194	1,812,466	3,067,660
Total Intl Markets	77,726	199,982	277,708	314,559	592,267

Percentage Leased (1)	29.5%	21.6%	25.1%

Construction in Progress by Product Type (2)

	US	Europe	Asia/Pacific	Total	% Leased (1)
Turn-Key FlexSM	511,678	—	40,000	551,678	29.6%
Powered Base Building®	705,481	27,350	53,582	786,413	3.5%
Custom Solutions	72,341	122,470	—	194,811	100.0%

Total Construction in Progress by Product Type	1,289,500	149,820	93,582	1,532,902	25.1%

Total Development Activity (3)

	US	Europe	Asia/Pacific	Total	% Leased (1)
Total Development and Space Held as of June 30, 2013	3,021,030	335,515	202,925	3,559,470
New Inventory Held for Development	379,641	—	—	379,641
Space Delivered During the Quarter:				—
Turn-Key FlexSM	(161,175)	—	—	(161,175)	36.1%
Powered Base Building®	(26,325)	—	—	(26,325)	100.0%
Custom Solutions	(92,345)	—	—	(92,345)	100.0%
Remeasurement Adjustments	2,329	(1,668)	—	661

Total Development and Space Held as of September 30, 2013	3,123,155	333,847	202,925	3,659,927

(1)	Represents leases signed.
(2)	Based on current estimates.
(3)	Includes space and land under development and space held for development.

DIGITAL REALTY TRUST, INC.

Third Quarter 2013

Construction Projects in Progress and Total Estimated Direct Cost (1)

For the quarter ended September 30, 2013

(Dollar amounts in thousands, except for cost per square foot)

Construction Projects in Progress and Total Estimated Direct Cost	Base Building Improvement to Net Rentable Square Feet	Net Rentable Square Feet	Direct Project Cost—Spent to Date	Direct Project Cost—to Be Spent	Direct Project Total Estimated Cost	Direct Project Cost Per Net Rentable Square Foot
Turn-Key Flex Under Construction as of September 30, 2013 (2)	—	551,678	$154,344	$142,248	$296,592	$538
Custom Solutions Under Construction as of September 30, 2013 (2)	—	194,811	23,108	180,166	203,274	$1,043
Powered Base Building Under Construction as of September 30, 2013 (2)	—	786,413	89,248	47,743	136,991	$174
Base Building Improvements to Current in Progress Space Under Construction	—	—	158,095	24,799	182,894
Base Building Improvements to Support Future Development (3)	1,809,458	—	66,601	148,109	214,710
Base Building Improvements to Support Operating Portfolio (3)	2,655,099	—	77,116	18,056	95,172

TOTAL	4,464,557	1,532,902	$568,512	$561,121	$1,129,633

(1)	Includes direct project cash disbursements and project accruals; does not include capitalized costs (i.e., interest and general & administrative) or pro-rata acquisition cost.
(2)	Represents suite-specific projects based on current estimates.
(3)	Cost incurred to develop base buildings for future development and overall condition of portfolio.

DIGITAL REALTY TRUST, INC.

Third Quarter 2013

Management Statements on Non-GAAP Supplemental Measures

Funds from Operations (FFO):

We calculate funds from operations, or FFO, in accordance with the standards established by the National Association of Real Estate Investment Trusts, or NAREIT. FFO represents net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from sales of property, impairment charges, real estate related depreciation and amortization (excluding amortization of deferred financing costs) and after adjustments for unconsolidated partnerships and joint ventures. Management uses FFO as a supplemental performance measure because, in excluding real estate related depreciation and amortization and gains and losses from property dispositions and after adjustments for unconsolidated partnerships and joint ventures, it provides a performance measure that, when compared year over year, captures trends in occupancy rates, rental rates and operating costs. We also believe that, as a widely recognized measure of the performance of REITs, FFO will be used by investors as a basis to compare our operating performance with that of other REITs. However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our properties that result from use or market conditions, nor the level of capital expenditures and capitalized leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our financial condition and results from operations, the utility of FFO as a measure of our performance is limited. Other REITs may not calculate FFO in accordance with the NAREIT definition and, accordingly, our FFO may not be comparable to such other REITs’ FFO. Accordingly, FFO should be considered only as a supplement to net income computed in accordance with GAAP as a measure of our performance.

Adjusted Funds from Operations (AFFO):

We present adjusted funds from operations, or AFFO, as a supplemental operating measure because, when compared year over year, it assesses our ability to fund dividend and distribution requirements from our operating activities. We also believe that, as a widely recognized measure of the operations of REITs, AFFO will be used by investors as a basis to assess our ability to fund dividend payments in comparison to other REITs, including on a per share and unit basis. We calculate AFFO by adding to or subtracting from FFO (i) non-real estate depreciation, (ii) amortization of deferred financing costs, (iii) amortization of debt discount, (iv) non-cash compensation, (v) loss from early extinguishment of debt, (vi) straight line rents, (vii) fair value of lease revenue amortization, (viii) change in fair value of contingent consideration, (ix) capitalized leasing payroll, (x) recurring tenant improvements, (xi) capitalized leasing commissions and (xii) costs of redeeming our preferred stock. Other REITs may not calculate AFFO in a consistent manner. Accordingly, our AFFO may not be comparable to other REITs’ AFFO. AFFO should be considered only as a supplement to net income computed in accordance with GAAP as a measure of our performance.

EBITDA and Adjusted EBITDA:

We believe that earnings before interest expense, income taxes, depreciation and amortization, or EBITDA, and Adjusted EBITDA (as defined below), are useful supplemental performance measures because they allow investors to view our performance without the impact of non-cash depreciation and amortization or the cost of debt and, with respect to Adjusted EBITDA, straight-line rent expense adjustment attributable to prior periods, gain from change in control of investment properties, noncontrolling interests, and preferred stock dividends. Adjusted EBITDA is EBITDA excluding straight-line rent expense adjustment attributable to prior periods, gain on contribution of properties to unconsolidated joint venture, noncontrolling interests, and preferred stock dividends. In addition, we believe EBITDA and Adjusted EBITDA are frequently used by securities analysts, investors and other interested parties in the evaluation of REITs. Because EBITDA and Adjusted EBITDA are calculated before recurring cash charges including interest expense and income taxes, exclude capitalized costs, such as leasing commissions, and are not adjusted for capital expenditures or other recurring cash requirements of our business, their utility as a measure of our performance is limited. Other REITs may calculate EBITDA and Adjusted EBITDA differently than we do; accordingly, our EBITDA and Adjusted EBITDA may not be comparable to such other REITs’ EBITDA and Adjusted EBITDA. Accordingly, EBITDA and Adjusted EBITDA should be considered only as supplements to net income computed in accordance with GAAP as a measure of our financial performance.

Net Operating Income (NOI) and Cash NOI:

Net operating income, or NOI, represents rental revenue and tenant reimbursement revenue less rental property operating and maintenance expenses, property taxes and insurance expenses (as reflected in the statement of operations). NOI is commonly used by stockholders, company management and industry analysts as a measurement of operating performance of the company’s rental portfolio. Cash NOI is NOI less straight-line rents and above and below market rent amortization. Cash NOI is commonly used by stockholders, company management and industry analysts as a measure of property operating performance on a cash basis. However, because NOI and cash NOI exclude depreciation and amortization and capture neither the changes in the value of our properties that result from use or market conditions, nor the level of capital expenditures and capitalized leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our results from operations, the utility of NOI and cash NOI as measures of our performance is limited. Other REITs may not calculate NOI and cash NOI in the same manner we do and, accordingly, our NOI and cash NOI may not be comparable to such other REITs’ NOI and cash NOI. Accordingly, NOI and cash NOI should be considered only as supplements to net income computed in accordance with GAAP as measures of our performance.